UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________

SCHEDULE 14A

_____________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

VINTAGE WINE ESTATES, INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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937 Tahoe Boulevard, Suite 210 | Incline Village, Nevada 89451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders of Vintage Wine Estates, Inc.

Date & Time:	Wednesday, February 2, 2022 at 9:00 A.M., Pacific Time
Location:	Virtual meeting at www.virtualshareholdermeeting.com/VWE2022
Record Date:

Vintage Wine Estates, Inc. stockholders of record on the books of the Company at the close of business on December 6, 2021, the record date, are entitled to notice of, and to vote at, the Annual Meeting or at any postponement or adjournment thereof.

Mail Date:

We intend to mail the Notice Regarding the Availability of Proxy Materials, or the proxy statement and proxy card, as applicable, on or about December 23, 2021 to our stockholders of record on the record date.

Stockholders will vote regarding:
1.
Election of nine director nominees named in the proxy statement to serve until our next annual meeting of stockholders and until their respective successors have been duly elected and qualified;
2.
Approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan;
3.
Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and
4.
The transaction of any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting:

It is important that your shares be represented and voted. Please vote your shares either electronically over the Internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the accompanying proxy statement and in the Notice of Internet Availability of Proxy Materials. By submitting your proxy promptly, you will save us the expense of further proxy solicitation. We encourage you to submit your proxy as soon as possible by Internet, by telephone or by signing, dating and returning all proxy cards or instruction forms provided to you.

By order of the Board of Directors,

Patrick Roney
Chief Executive Officer

December 23, 2021

Incline Village, Nevada

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting

to be Held on February 2, 2022

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are available at www.proxyvote.com

PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
to be held on Wednesday, February 2, 2022

The Annual Meeting of Stockholders (the "Annual Meeting") of Vintage Wine Estates, Inc., a Nevada corporation (the “Company,” “VWE,” “we,” “our” or “us”) will be held virtually at 9:00 a.m., Pacific Time, on Wednesday, February 2, 2022.

Due to the continuing public health impact of the coronavirus disease 2019 (“COVID-19”) pandemic and to support the health and well-being of our directors, employees and stockholders, we are pleased to provide stockholders with the opportunity to participate in the Annual Meeting online via the Internet in a virtual-only meeting format to facilitate shareholder attendance and provide a consistent experience to all stockholders regardless of location. We will provide a live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/VWE 2022, where you will also be able to submit questions and vote online. You will not be able to attend the meeting at a physical location.

This proxy statement and accompanying form of proxy are being furnished to you as a stockholder of the Company and the form of proxy is being solicited by and on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting, and at any adjournments or postponements thereof. This proxy statement and the enclosed form of proxy are being first mailed to stockholders on or about December 23, 2021.

What Are You Voting On?

You will be entitled to vote on the following proposals at the Annual Meeting:

•
Proposal 1: The election of the nine director nominees named in this proxy statement to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified;
•
Proposal 2: The approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan; and
•
Proposal 3: The ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022.

Stockholders also will transact any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Who Can Vote

The Board has set December 6, 2021 as the record date for the Annual Meeting. You are entitled to notice and to vote if you were a stockholder of record of our common stock, no par value per share (“common stock”), as of the close of business on the record date. You are entitled to one vote on each proposal for each share of common stock you held on the record date. Your shares may be voted by telephone or electronically via the internet, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you.

Shares Outstanding and Quorum

At the close of business on the record date, there were 60,461,611 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote constitutes a quorum, which is required to hold and conduct business at the Annual Meeting.

Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN” are treated as being present at the Annual Meeting for the purposes of establishing a quorum. Broker non-votes will also be considered present and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business, but such broker non-votes will not be included in the tabulation of the voting results with respect to the election of directors and other non-routine matters.

If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see the subsection “If You Do Not Specify How You Want Your Shares Voted” below. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by the chairman of the meeting or by the vote of the holders of a majority of the shares represented thereat, but no other business may be transacted at such meeting.

How to Vote Your Shares

Stockholders can vote their shares using one of the following methods:

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Vote through the Internet, using the instructions included in the notice regarding the Internet availability of proxy materials, the proxy card, or voting instruction card;
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Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;
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Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or
•
Attend the meeting and vote electronically on the virtual meeting platform.

You may vote by attending the Annual Meeting or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If your shares are registered directly in your name in the records of the Company’s transfer agent, TSX Trust Company, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct their broker, bank, trust or other nominee how to vote their shares using the methods described below.

Shares Held as a Record Holder. If you hold your shares of common stock as a record holder and you are viewing this proxy statement on the Internet, you may submit a proxy over the Internet by following the instructions on the website referred to in the Notice previously mailed to you. You may request paper copies of the proxy statement and proxy card by following the instructions in the Notice. If you hold your shares of common stock as a record holder and you are reviewing a paper copy of this proxy statement, you may submit a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

Shares Held in Street Name. If you hold your shares of common stock in street name, you will receive a notice from your broker, bank, trust or other nominee that includes instructions on how to vote your shares. Your broker, bank, trust or other nominee may allow you to deliver your voting instructions over the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of this proxy statement and accompanying proxy card from your broker by following the instructions on the notice provided by your broker, bank, trust or other nominee.

The Internet and telephone voting facilities will close at 11:59 P.M., Eastern Time on February 1, 2022. Stockholders who submit a proxy through the Internet or by telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by the stockholder.

YOUR VOTE IS VERY IMPORTANT Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible in order to ensure that your shares are represented at the Annual Meeting.

Changing Your Vote

As a stockholder of record, if you submit a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive offices at 937 Tahoe Boulevard, Suite 210, Incline Village, Nevada 89451 or (ii) duly submitting a later-dated proxy by mail that is received prior to the Annual Meeting or over the Internet, or by telephone by 11:59 P.M., Eastern Time, on February 1, 2022. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

If You Receive More Than One Proxy Card or Notice

If you receive more than one proxy card or notice, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, you should sign and return each proxy card or, if you submit a proxy by telephone or the Internet, you should submit one proxy for each proxy card or notice you receive.

How Will Your Shares Be Voted

Stockholders of record as of the close of business on December 6, 2021 are entitled to one vote for each share of our common stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

If You Do Not Specify How You Want Your Shares Voted

As a stockholder of record, if you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the proxy holder will vote your shares:

•
FOR the election of the nine director nominees named in this proxy statement to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified;
•
FOR the proposal to approve the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan;
•
FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and
•
with respect to any other matter that properly comes before the meeting, or any adjournment or postponement, as recommended by our Board, but if no recommendation is given, they will vote in their own discretion.

If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on the election of directors to serve on our Board or the approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan.

In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board is not aware of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. In addition, no stockholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Votes Required and Recommendations of the Board

Proposal 1 – Election of Directors

The stockholders will vote to elect nine directors to serve until our next annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of common stock present and voting at the Annual Meeting, with the nine nominees receiving the highest vote totals to be elected. Stockholders may vote “FOR” or “WITHHOLD.” Votes indicating “WITHHOLD” will not be counted as a vote “FOR” that nominee. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote of Proposal 1. If your shares are held by your broker in “street name,” and you do not furnish voting instructions to your broker, your brokerage firm may not vote your shares on Proposal 1.

Pursuant to the Company’s Majority Voting Policy, any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes with respect to their election in an uncontested election is required to tender their resignation as a director to the Chairman of the Board, to be effective upon acceptance by the Board. The Nominating and Governance Committee of the Board will consider the director’s offer to resign and then make a recommendation to the Board whether to accept it. The Board will make its decision within 90 days following the Annual Meeting and will accept the resignation absent exceptional circumstances and will announce its decision via press release, including the reasons for rejecting the resignation, if applicable.

Each nominee has agreed to serve if elected and the Board has no reason to believe that any nominee will be unable to serve. However, if any nominee should become unavailable for election prior to the Annual Meeting, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board or, alternatively, the number of directors may be reduced accordingly by the Board.

Our Board recommends that you vote FOR the
election of each of the nine nominees for election to the Board

Proposal 2 – Approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan

The approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan requires the affirmative vote of at least a majority of the votes cast on Proposal 2 by holders of common stock present and voting at the Annual Meeting. For Proposal 2, a stockholder may indicate “FOR,” “AGAINST” or “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to Proposal 2, only those votes cast “FOR” or “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 2 or to vote their customers’ shares if their customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.

Our Board recommends that you vote FOR the proposal to approve the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022 requires the affirmative vote of at least a majority of the votes cast on Proposal 3 by holders of common stock present and voting at the Annual Meeting. For Proposal 3, a stockholder may indicate “FOR,” “AGAINST,” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to this proposal, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. Brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal 3 as well as to vote their customers’ shares on this proposal where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.

Our Board recommends that you vote FOR the ratification of the appointment of
Cherry Bekaert LLP as our independent registered public accounting firm

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, online or by proxy, at the Annual Meeting, unless a greater percentage is required either by law or by our articles of incorporation or bylaws. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the Board intends that the persons named in the enclosed form of proxy will vote on such matter as directed by the Board or, in the absence of such direction, in accordance with their judgment.

Rules of the Meeting

The Chairman of the Board (the “Chairman”), or in the Chairman’s absence, our Chief Executive Officer (the “Chief Executive Officer”), will call to order and preside over meetings of stockholders. Our Board of Directors may adopt rules, regulations and procedures for the conduct of any meeting of stockholders as it deems appropriate. Except to the extent inconsistent with such rules, regulations and procedures, the presiding officer of any meeting of stockholders will also determine the order of business and have the authority in his or her sole discretion to determine the rules of procedure and regulate the conduct of the meeting, including without limitation by: (a) imposing restrictions on the persons (other than stockholders of the Company or their duly appointed proxy holders) that may attend the meeting; (b) ascertaining whether any stockholder or his or her proxy holder may be excluded from the meeting based upon any determination by the presiding officer, in his or her sole discretion, that any such person has disrupted or is likely to disrupt the proceedings thereat; (c) determining the circumstances in which any person may make a statement or ask questions at the meeting; (d) ruling on all procedural questions that may arise during or in connection with the meeting; (e) determining whether any nomination or business proposed to be brought before the meeting has been properly brought before the meeting; (f) determining the time or times at which the polls for voting at the meeting will be opened and closed; and (g) recessing or adjourning the meeting in accordance with our bylaws.

Tabulation of Votes and Inspector of Elections

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals, and broker non-votes will be counted as present for purposes of determining a quorum.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy, the notice and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. No additional compensation will be paid to our directors, officers or staff members for such services.

PROPOSAL 1 – ELECTION OF DIRECTORS

Under our governing documents, and subject to the terms of the Investor Rights Agreement (as further described below under the section titled “Corporate Governance – Investor Rights Agreement”), our Board will consist of not fewer than five nor more than eleven members. Our Board has the power to set the number of authorized directors within those specified limits from time to time by resolution. We currently have nine authorized directors serving on our Board; each is elected for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualified or until his or her earlier death, disability, resignation, disqualification or removal.

Based on the recommendation of our Nominating and Governance Committee, and pursuant to the terms of the Investor Rights Agreement, our Board has nominated each of the nine director nominees set forth below to stand for re-election by our stockholders at the Annual Meeting. If re-elected, each such director will hold office until our annual meeting of stockholders to be held in 2022 and until his or her successor is elected and qualified, or until his or her earlier death, disability, resignation, disqualification or removal. The following table contains information regarding each of the nominees for election to our Board (ages are as of December 1, 2021):

Director Nominee	Age	Director Since (4)	Audit Committee	Compensation Committee	Nominating and Governance Committee
Patrick Roney (1) Chief Executive Officer	65	2021
Paul S. Walsh (2) Chairman of the Board	66	2019			X (Chair)
Robert L. Berner III (1) Director	60	2019		X (Chair)
Mark W.B. Harms (2) Director	60	2019	X
Candice Koederitz (3) Director	65	2021	X
Jon Moramarco (1) Director	65	2021	X
Timothy D. Proctor (3) Director	71	2019		X
Lisa M. Schnorr (1) Director	56	2021	X (Chair)
Jonathan Sebastiani (1) Director	51	2021			X

________________

(1) These individuals are Roney Nominees, as defined below under the section titled “Corporate Governance – Investor Rights Agreement.”

(2) These individuals are Sponsor Nominees, as defined below under the section titled “Corporate Governance – Investor Rights Agreement.”

(3) These individuals are Nominating Committee Nominees, as defined below under the section titled “Corporate Governance – Investor Rights Agreement.”

(4) Indicates the year the respective individual became a director of Vintage Wine Estates, Inc., a Nevada corporation, or Bespoke Capital Acquisition Corp, a British Columbia corporation, as applicable. See "Our Director Nominees" below for more details.

Each nominee has agreed to serve if elected and the Board has no reason to believe that any nominee will be unable to serve. However, if any nominee should become unavailable for election prior to the Annual Meeting, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Nominating and Governance Committee or, alternatively, the number of directors may be reduced accordingly by the Board.

Pursuant to the Company’s Majority Voting Policy, any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes with respect to their election in an uncontested election is required to tender their resignation as a director to the

Chairman of the Board, to be effective upon acceptance by the Board. The Nominating and Governance Committee of the Board will consider the director’s offer to resign and then make a recommendation to the Board whether to accept it. The Board will make its decision within 90 days following the Annual Meeting and will accept the resignation absent exceptional circumstances and will announce its decision via press release, including the reasons for rejecting the resignation, if applicable.

Subject to the terms of the Investor Rights Agreement, vacancies on the Board (including any vacancy created by an increase in the size of the Board) will be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. A director so elected to fill a vacancy will hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, disability, resignation, disqualification or removal.

Our Director Nominees

The following provides certain biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on the Board at this time. There are no family relationships among any of our directors or among any of our directors and our executive officers.

Prior to the June 2021 consummation of our business combination, which we refer to as the “Business Combination,” certain of our director nominees served on the board of directors of Vintage Wine Estates, Inc., a California corporation. We refer to this entity as “Legacy VWE.”

Patrick Roney has served as our Chief Executive Officer and a director since June 2021. Mr. Roney served as the Chief Executive Officer of Legacy VWE since its inception, having co-founded Legacy VWE in 2007 with the late Leslie Rudd. Mr. Roney has spent his 30-plus year career in the wine, spirits, and food industries, beginning with his first job as a young sommelier at the legendary Pump Room in Chicago. He has been hands-on in every aspect of the wine and spirits business—from production to sales and marketing, to finance and senior management, at some of the industry’s most important brands, including Seagram’s, Chateau St. Jean, Dean & Deluca and the Kunde Family Winery. Mr. Roney’s idea to bring fine wine brand Girard together with a direct-to-consumer brand Windsor Vineyards, to form Vintage Wine Estates, illustrates his deep knowledge of market trends and consumer behaviors. Mr. Roney models an entrepreneurial spirit and is dedicated to preserving the heritage of iconic wine brands while maintaining focus on the customer and innovative ideas. He holds a B.S. degree from Northwestern University and an M.B.A. degree from Southern Illinois University. He is well-qualified to serve as a director because of his manifold roles in operations, finance, sales and marketing throughout his career in food and beverage companies, including leadership of Legacy VWE from its very beginning.

Paul S. Walsh is our Chairman of the Board and has served as a director since July 2019. Mr. Walsh brings with him a wealth of experience as Chief Executive Officer of a large multinational branded consumer products corporation operating in highly regulated markets. Mr. Walsh previously served as Chairman of Compass Group PLC from February 2014 to December 2020. He also previously served as the Lead Operating Partner of Bespoke Capital Partners, LLC (“Bespoke”) from August 2016 to June 2020. Mr. Walsh was the Chief Executive Officer of Diageo, the world’s largest spirits company, from 2000 to 2013. Prior to that, Mr. Walsh was the Chairman and President of The Pillsbury Company from 1996 to 1999. Under Mr. Walsh’s leadership, Diageo was transformed from a multi-national conglomerate into a focused global market leading spirits business via a combination of organic growth and significant acquisitions. Mr. Walsh and his management team created over $80 billion of shareholder value while in leadership at Diageo. Mr. Walsh brings with him substantial corporate leadership experience, knowledge of consumer-centric companies, international operations expertise, and experience with regulated industries. He has also held executive-level finance positions, including as Chief Financial Officer of Grand Metropolitan Foods and Intercontinental Hotels. Throughout his career, Mr. Walsh has built success and growth at his companies through the deployment of effective brand development and marketing strategies, which brings added perspective to our Board. Notable successes include the creation of the Johnnie Walker family of Scotch Whiskey brands. He also currently serves as Executive Chairman of McLaren Group. He is a non-executive director of McDonald’s Corporation (NYSE: MCD) and FedEx Corporation (NYSE: FDX).

Robert L. Berner III has served as a director since July 2019. Mr. Berner is a founder, Joint Managing Partner and Chief Investment Officer of Bespoke and Chairman of Bespoke’s Investment Committee. He has been active in the private equity industry for over 30 years. Mr. Berner has sat on numerous boards and is currently Chairman of, Johnnie-O LLC (men’s lifestyle brand). Mr. Berner also was a principal investor in, and Chairman of Diversified Distribution Systems, LLC (DDS), the largest specialty retail distribution and services business in the United States, which was recently successfully sold to Bunzl Plc. Mr. Berner was previously a Partner at CVC Capital Partners, a global private equity firm with over $100 billion of assets under management, and assisted in the opening and development of the firm’s US efforts, including serving as Chairman of CVC US. Prior to CVC, he served as a Managing Director at Ripplewood Holdings and was a member of the firm’s Investment Committee. Prior thereto, Mr. Berner was a Partner and member of the Investment Committee of Charterhouse International. Mr. Berner began his career in the investment banking division of Morgan Stanley where he was a Principal in the mergers and acquisitions department. Mr. Berner also serves on the board of Bespoke’s portfolio companies. In addition, Mr. Berner has acted as a non-executive director on the boards of numerous private equity portfolio companies during his private equity career and has sat on the board of several charitable and not for profit organizations. Mr. Berner has an MBA from Northwestern University and a BBA in Finance from the University of Notre Dame.

Mark W.B. Harms has served as a director since July 2019. He previously served as the Chief Executive Officer of BCAC from December 2020 to June 2021. Mr. Harms is a founder and Joint Managing Partner of Bespoke. Prior to Bespoke, Mr. Harms founded Global Leisure Partners (“GLP”) in 2004, where he is the Chairman and Chief Executive Officer. GLP has advised on over $60 billion of transactions to date, deploying over $500 million of capital into a number of investments and developed an industry leading operating executive network with 75+ members. Mr. Harms has completed over 130 advisory and principal transactions in North and South America, Europe and Australia. Mr. Harms has extensive experience with regard to leveraged debt, mezzanine and equity financing techniques in Europe and the U.S. with over $100 billion in completed transactions. Prior to founding GLP, Mr. Harms worked at Oppenheimer as a Managing Director and at CIBC World Markets as the founder and head of the Consumer Growth Group. Mr. Harms built within Consumer Growth Group strong industry verticals in branded consumer products and services, gaming, health and fitness, specialty retail and travel and tourism. Mr. Harms also serves on the board of Bespoke’s portfolio company, World Fitness Services. Mr. Harms was a non-executive director of 24 Hour Fitness, a Bespoke portfolio company, from 2014 to 2020. Mr. Harms was a Vice Chairman of the World Travel & Tourism Council from 2009 to 2014 and is a member and on the board of the International Association of Gaming Advisors. He was also a non-executive director on a number of other charitable, educational and non for profit boards. Mr. Harms has an MBA from the University of Chicago and a BA from the University of Michigan.

Candice Koederitz has served as a director since June 2021. She previously served as a director of BCAC from July 2019 to November 2019. Ms. Koederitz brings capital markets, due diligence, financial market product development, international and risk management experience, which she gained as a Managing Director at Morgan Stanley where she spent over 30 years. At Morgan Stanley, Ms. Koederitz worked with companies and governments globally to raise over $30 billion in capital. Ms. Koederitz held various senior management roles, including head of Capital, head of Regulatory Implementation, Chief Executive Officer of Morgan Stanley Asia (S) Ltd in Singapore and head of Capital Markets Execution. She co-chaired the Capital Commitment Committee, Equity Underwriting Committees, Americas Franchise Committee and was a member of the Firm and Securities Risk Committees. Ms. Koederitz is currently an independent, non-executive director of TEAM, Inc. (Nasdaq: TEAM) and ICE Benchmark Administration Ltd, a financial benchmark administrator, and of Scotia Holdings (US) Inc., whose parent company is The Bank of Nova Scotia. She is also active in several non-profit organizations. Ms. Koederitz has an M.B.A. degree from Harvard Business School and a B.S. degree in Civil Engineering from the University of Texas at Austin. She is qualified to serve on the Company’s board of directors because of her financial acumen and executive skills.

Jon Moramarco has served as a director since June 2021. Mr. Moramarco has nearly 40 years of uninterrupted involvement in the wine industry. Since 2009, he has been Managing Partner of BW166 LLC, a consultancy to the beverage alcohol industry and provider of beverage alcohol industry data. Industry reports published by BW166 LLC include the bw166 Total Beverage Alcohol Overview and The Gomberg & Frederiksen Report. From 2010 to 2014, Mr. Moramarco was President and Chief Executive Officer of Winebow Inc., a significant importer of table wines into the U.S. market and a wholesaler of fine wines and craft spirits. From 1999 to 2009, was an executive with Constellation Brands, holding positions such as President and Chief Executive Officer of Canandaigua Wine Co. (1999-2003), President and Chief Executive Officer of Icon Estates (2003-2005), President and Chief Executive Officer of Constellation Europe (2007-2007) and Chief Executive Officer of Constellation International (2007-2009). In his final role at Constellation Brands leading to his recruitment to Winebow Inc., he served on the Executive Management Committee of the parent company and participated in all board meetings. From 1982 to 1999, Mr. Moramarco held a series of positions with Allied Domecq and its predecessor companies. He holds a B.S. degree in Agricultural Science & Management from the University of California at Davis and a certificate in Organizational Change from Stanford Business School. Mr. Moramarco’s professional affiliations include the Executive Leadership Board for Viticulture and Enology of the University of California at Davis and former board positions with the Wine Institute of California, the American Vintners Association and the Wine Market Council. He is qualified to serve on the Company’s board of directors because of his deep understanding of the wine industry and his financial and managerial skills relating directly to the industry.

Timothy D. Proctor has served as a director since August 2019. He has 38 years of experience in the practice of law, primarily in the highly regulated industries of pharmaceuticals and drinks. After five years at Union Carbide Corporation, Mr. Proctor spent 13 years at Merck supporting pharmaceutical marketing and research activities worldwide. At Glaxo (now GlaxoSmithKline) Mr. Proctor was US general counsel with responsibility for the full range of legal activities in support of marketing, manufacturing, and research, including intellectual property, as well as corporate compliance. He moved with Glaxo to the head office in London to be global head of human resources, and while in London joined Diageo plc as global general counsel. His thirteen years at Diageo involved managing a worldwide team of lawyers in support of a number of marketing, M&A, regulatory, and compliance challenges, during a period of strong growth for the company. Mr. Proctor’s previous board service included the Northwestern Mutual, Wachovia Bank and Allergan, Inc. Mr. Proctor has MBA and JD degrees from the University of Chicago, earned in a joint program.

Lisa M. Schnorr has served as a director since June 2021. She retired in May 2021 from Constellation Brands (NYSE: STZ), a Fortune 500 company and a leading international producer of beer, wine and spirits with operations in the U.S., Mexico, New Zealand and Italy. Ms. Schnorr joined Constellation Brands in 2004 and earned promotions through a series of positions with increasing responsibility, including Vice President of Compensation and HRIS (2011-2013), Senior Vice President of Total Rewards (2014-2015), Corporate Controller (2015-2017) and Chief Financial Officer of the Wine & Spirits Division (2017-2019). Before joining Constellation Brands, Ms. Schnorr held financial and accounting positions at various public and private companies and she began her career in 1987 at PricewaterhouseCoopers (formerly Price Waterhouse), all in Rochester, New York. Since 2014, Ms. Schnorr has been a member of the board of directors of Graham Corporation (NYSE: GHM), where she serves as an Audit Committee member and Compensation Committee chair. She holds a B.S. degree in Accounting from the State University of New York at Oswego. Ms. Schnorr’s experience in VWE’s industry is a valuable contribution to the Company’s board of directors, as is her experience in strategic planning, audit, financial planning and analysis, capital allocation, public company corporate governance and risk management, among other functions and roles.

Jonathan Sebastiani has served as a director since June 2021. He previously served as a director of Legacy VWE from October 2018 to June 2021. He founded Sonoma Brands in January 2016 to invest in high-growth, emerging consumer brands and selectively incubate new concepts. Mr. Sebastiani currently leads all aspects of Sonoma Brands’ investment strategy and portfolio company management. Prior to founding Sonoma Brands, he was the Founder and Chief Executive Officer of KRAVE Pure Foods, acquired by The Hershey Company in 2015. Prior to KRAVE, he was the President of Viansa Winery. Mr. Sebastiani holds a B.S. degree from Santa Clara University and a dual M.B.A. degree from the Haas School of Business, University of California at Berkeley, and Columbia Business School. Mr. Sebastiani is qualified to serve on the Company’s board of directors because of his success as an entrepreneur and investor with respect to consumer products companies, particularly in the wine industry.

Our Board recommends a vote FOR each of the Board nominees named in
Proposal 1 in this proxy statement.

CORPORATE GOVERNANCE

Board Leadership and Structure

The Board has appointed Paul Walsh, an independent member of the Board, to serve as Chairman of the Board. The Chairman’s duties include presiding at all meetings of the stockholders and all meetings of the Board. The Chairman also performs such other duties and may exercise such other powers as may from time to time be assigned by the Board, including approving the agenda and meeting schedules for each meeting of the Board, taking into account suggestions of other directors. All directors have input into the preparation of agendas for Board meetings and topics of Board discussion and oversight. The independent members of our Board also regularly meet in executive session, without members of management present. Our Board believes this structure allows all of the directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Company’s management. Our Board has determined that this leadership structure is appropriate given the size of the Company, the number of directors overseeing the Company and the Board’s oversight responsibilities.

Investor Rights Agreement

In connection with the consummation of our Business Combination, the Company and certain holders of VWE capital stock entered into an investor rights agreement dated June 7, 2021 (the “Investor Rights Agreement”), which provides for, among other things, (i) certain rights with respect to the nomination and election of members of our Board and (ii) certain voting agreements relating to all other stockholder matters with respect to shares of common stock owned by the parties thereto. These features of the Investor Rights Agreement are explained further below.

Director Nominee Designation Rights

The Investor Rights Agreement provides that, until our 2028 annual meeting of stockholders, Patrick Roney (the “Roney Representative”) will have, so long as the size of the Board remains nine directors, the right to designate five nominees for election to the Board (each, a “Roney Nominee”), at least two of whom will qualify as independent directors under Nasdaq listing requirements. The Investor Rights Agreement further provides that, until our 2028 annual meeting of stockholders, Bespoke Sponsor Capital LP (the “Sponsor”) will have, so long as the size of the Board remains nine directors and the common stock remains listed on the Toronto Stock Exchange (“TSX”), the right to designate two nominees for election to the Board (and, if the common stock is no longer listed on the TSX, four nominees for election to the Board) (each, a “Sponsor Nominee”), at least one of whom will qualify as an independent director under Nasdaq listing requirements.

In furtherance of the designation rights described above, whenever directors are to be elected, the Board (including any committee thereof) will nominate, and the stockholders party to the Investor Rights Agreement (other than Casing & Co. f/b/o Wasatch Microcap Fund) (the "Specified Investors") will vote for each Roney Nominee and each Sponsor Nominee.

The Roney Representative will have the right to remove Roney Nominees and the Sponsor will have the right to remove Sponsor Nominees. Vacancies created by resignation, removal, death or otherwise will be filled by the Roney Representative if the predecessor director was a Roney Nominee or by the Sponsor if the predecessor director was a Sponsor Nominee. Vacancies created by increases in Board size will be filled proportionally (rounded up or down to the nearest whole number) such that, following such increase in Board size, the number of Roney Nominees or Sponsor Nominees, as a percentage of the total number of directors, remains the same.

Any director nominees not nominated pursuant to the designation rights of the Roney Representative or the Sponsor will qualify as independent directors under Nasdaq listing requirements and will be recommended to the Board by the Nominating and Governance Committee (each, a “Nominating Committee Nominee”).

Voting Agreements

The Investor Rights Agreement also provides for voting agreements with respect to all other stockholder matters. Pursuant thereto, each of the Major Investors (as defined below) appointed the Roney Representative as such stockholder’s attorney-in-fact and proxy to vote the common stock owned by such stockholder at each annual or special meeting of stockholders on all matters other than, in the case of the Sponsor, certain “Reserved Matters.” The Reserved Matters include, among other things, (a) the issuance of equity by the Company or the adoption of any equity plan, (b) any business combination transaction to which the Company is a party, and (c) any amendment of the Company’s articles of incorporation or bylaws (other than an amendment that does not discriminate by its terms against any class, series or group of stockholders or any particular stockholder or adversely affect stockholder rights in a significant respect). The proxy period began on June 7, 2021 and ends on the earlier of (i) June 6, 2028 and (ii) when the Roney Investors (as defined below) cease to own at least 10% of the outstanding common stock.

As defined in the Investor Rights Agreement, the “Major Investors” are the Sponsor, the Sebastiani Investors, the Roney Investors and the Rudd Investors. The “Sebastiani Investors” are Sonoma Brands II, L.P., Sonoma Brands II Select, L.P. and Sonoma Brands VWE Co-Invest, L.P. The “Roney Investors” are the Patrick A. Roney and Laura G. Roney Trust and Sean Roney. The “Rudd Investors” are Marital Trust D under the Leslie G. Rudd Living Trust U/A/D 3/31/1999, as amended, the SLR Non-Exempt Trust U/A/D 4/21/2018 and the Rudd Foundation.

The above description of the Investor Rights Agreement is only a summary and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2021.

Director Independence

Nasdaq listing standards require that a majority of the members of our Board be “independent,” as such term is defined by the Nasdaq listing standards, and to disclose in the proxy statement for each annual meeting those directors that our Board has determined to be independent. Based on such definition, our Board has determined that each of Messrs. Walsh, Berner, Moramarco, Proctor and Sebastiani, and Mses. Koederitz and Schnorr, are independent.

Board Diversity

In August 2021, the SEC approved a Nasdaq proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules will require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also will require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. In this regard, Mses. Koederitz and Schnorr are female and Mr. Proctor is African-American. Accordingly, the Company would be in compliance with Nasdaq’s diversity requirement.

The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the pending Nasdaq rules.

Board Diversity Matrix (as of December 1, 2021)
Total Number of Directors	9
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Meetings of the Board of Directors

We became a public company upon the closing of the Business Combination on June 7, 2021. During the fiscal year ended June 30, 2021 (“fiscal 2021”), our Board held one meeting. No director attended less than 75% of the aggregate of the total number of meetings of the Board or of a committee on which such director served during fiscal 2021.

Committees of the Board

Our Board has three standing committees, which were constituted following the consummation of our Business Combination: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of the committees reports to the Board as it deems appropriate and as the Board may request. Each committee operates under a written charter adopted by the Board, which charters are available on our website at www.vintagewineestates.com. A general description of the duties and responsibilities of these committees, their members and the number of times each committee met is set forth below.

Audit Committee. The Audit Committee did not meet in fiscal 2021. In accordance with its charter, the Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. The members of the Audit Committee are Lisa Schnorr (Chair), Candice Koederitz and Jon Moramarco, all of whom satisfy the requirements for financial literacy under applicable rules and regulations. The Board has determined that each member of the Audit Committee is independent under applicable Nasdaq and SEC rules, including the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, the Board has determined that Ms. Schnorr qualifies as an “audit committee financial expert” as such term is defined in Item 407 of Regulation S-K.

Compensation Committee. The Compensation Committee did not meet in fiscal 2021. In accordance with its charter, the Compensation Committee determines the general compensation policies and the compensation provided to officers of the

Company. The Compensation Committee also make recommendations to the Board regarding director compensation. In addition, the Compensation Committee reviews and determines security-based compensation for directors, officers, employees and consultants of the Company and will administer the Company’s equity incentive plans. The Compensation Committee also oversees corporate compensation programs. The members of the Compensation Committee are Robert Berner (Chair) and Timothy Proctor. The Board has determined that each member of the Compensation Committee is independent under applicable Nasdaq rules.

Nominating and Governance Committee. The Nominating and Governance Committee did not meet in fiscal 2021. In accordance with its charter, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board and its committees, subject at all times to the rights and responsibilities of the Roney Representative and of the Sponsor under the Investor Rights Agreement. The Nominating and Governance Committee also identifies and nominates any directors not nominated as Roney Nominees or Sponsor Nominees pursuant to the Investor Rights Agreement. In addition, the Nominating and Governance Committee is responsible for overseeing the Company’s governance and for making recommendations to the Board concerning governance matters. The members of the Nominating and Governance Committee are Paul Walsh (Chair) and Jonathan Sebastiani. The Board has determined that each member of the Nominating and Governance Committee is independent under applicable Nasdaq rules.

Nomination of Directors

Subject to the nominee designation rights of the Roney Representative and the Sponsor pursuant to the Investor Rights Agreement, the process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to the members of our Board and others for recommendations, meetings to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and our Board.

In recommending candidates to the Board for nomination as directors, the Nominating and Governance Committee will strive to identify individuals who bring a unique perspective to the Company’s leadership and contribute to the overall diversity of our Board. Although the Nominating and Governance Committee has not adopted a specific written diversity policy for nominations, we believe that a diversity of experience, gender, race, ethnicity and age contributes to effective governance for the benefit of our stockholders. The Nominating and Governance Committee considers such characteristics together with the other qualities considered necessary or appropriate by the Nominating and Governance Committee, such as requisite judgment, skill, integrity and experience. The Nominating and Governance Committee does not assign a particular weight to these individual factors. Rather, the Nominating and Governance Committee looks for a mix of factors that, when considered along with the experience and credentials of the other candidates and existing directors, will provide stockholders with a diverse and experienced Board.

Our Board does not currently prescribe any minimum qualifications for director candidates; however, the Nominating and Governance Committee will take into account a potential candidate’s experience, areas of expertise and other factors relevant to the overall composition of our Board.

Our bylaws provide that nominations by stockholders of persons for election to the Board may be made by timely notice to the Corporate Secretary of the Company and otherwise complying with the requirements set forth in our bylaws. The Nominating and Governance Committee will consider persons properly nominated by stockholders and recommend to the full Board whether any such nominees should be included with the Board’s nominees for election by stockholders. The Nominating and Governance Committee will evaluate properly nominated stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. To be adequate, the nomination notice must set forth certain information specified in our bylaws about each stockholder submitting a nomination and each person being nominated. Our bylaws are available in our SEC filings which can be accessed on our website at www.vintagewineestates.com under the “Governance” tab and will be provided to any stockholder upon written request to Vintage Wine Estates, Inc., 937 Tahoe Boulevard, Suite 210, Incline Village, Nevada 89451, Attn: Corporate Secretary. A stockholder is not entitled to have its nominees included in our proxy statement solely as a result of such stockholder’s compliance with the foregoing provisions. If a stockholder (or other qualified representative of the stockholder) does not appear at the annual or special meeting to present its nomination, such nomination will be disregarded (notwithstanding that proxies in respect of such nomination may have been solicited, obtained or delivered).

Communications with Directors

Our annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of our Board on appropriate matters. In addition, stockholders may communicate in writing with any particular director, any committee of our Board, or the directors as a group, by sending such written communication to our Corporate Secretary at 937 Tahoe Boulevard, Suite 210, Incline Village, Nevada 89451 or via email to CorporateSecretary@vintagewineestates.com. Our Corporate Secretary will provide copies of written communications received at such addresses to the Board, relevant committee or the relevant director unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be inappropriate for submission to the intended recipient(s). The Corporate Secretary will not forward to the Board, any committee or any director communications that are not related to the duties and responsibilities of the Board, including, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to our business or communications that relate to improper or irrelevant topics. The Corporate Secretary or their designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. The Corporate Secretary will share all proper communications with the Board, the appropriate committee or the appropriate director(s) on at least a quarterly basis. From time to time, our Board may change the process by which stockholders may communicate with the Board or its members. We will post any changes in this process on our website or otherwise make a public disclosure.

Risk Oversight

One of the key functions of the Board is informed oversight over the Company’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through the standing committees of the Board as they address risks inherent in their respective areas of oversight. In particular, the entire Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps that management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements and review the adequacy and effectiveness of the Company’s internal controls over financial reporting and (in coordination with the Nominating and Governance committee) its disclosure controls and processes. The Nominating and Governance Committee is responsible for monitoring the Company’s corporate governance policies and systems in light of the governance risks that the Company faces and the adequacy of the Company’s policies and procedures designed to address such risks. The Compensation Committee assesses and monitors whether any of our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual meetings of stockholders.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, directors and officers, including our Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer and other executive and senior financial officers. We have made the Code of Business Conduct and Ethics available on our website at www.vintagewineestates.com. Any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, are expected to be disclosed on that website to the extent required by applicable SEC and Nasdaq rules.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all directors, officers and employees of the Company, including any entities that any of such persons control and their family members (collectively, “Insiders”). Among other things, the policy prohibits hedging transactions by any Insider or any of their designees. Such prohibited hedging transactions may include, without limitation, the use of financial instruments such as prepaid variable forwards, equity swaps, short sale instruments, puts, collars and exchange funds or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Audit Committee Report

Management is responsible for our financial reporting process, including our system of internal control, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States ("GAAP"). Our independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audit or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent registered public accounting firm included in its report on our financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with GAAP, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent registered public accounting firm is in fact “independent”.

In accordance with its written charter, the Audit Committee assists our Board in fulfilling its responsibility to oversee the integrity of the accounting and financial reporting processes of the Company. Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit our financial statements and such selection is subsequently presented to our stockholders for ratification.

The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 with our management and has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 1301 “Communications With Audit Committees” as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also discussed with the independent registered public accounting firm matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from the independent registered public accounting firm to the Audit Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 for filing with the SEC.

The Audit Committee

Lisa M. Schnorr, Chair

Candice Koederitz

Jon Moramarco

EXECUTIVE OFFICERS

Executive Officers of VWE

The following sets forth the names, ages, positions and biographical information regarding each of our executive officers as of December 1, 2021 (Mr. Roney’s biographical information is presented under “Proposal 1 – Election of Directors – Our Director Nominees”):

Name	Age	Title
Executive Officers
Patrick Roney	65	Chief Executive Officer and Director
Terry Wheatley	68	President
Katherine DeVillers	59	Chief Financial Officer
Russell G. Joy	58	Chief Operating Officer

Terry Wheatley has served as our President since June 2021. Prior to that, she had served as the President of Legacy VWE since 2018, overseeing all commerce channels and marketing for the company, having joined Legacy VWE in 2014 when Canopy Management was acquired by Legacy VWE. Ms. Wheatley began her 30-plus year career in the wine and spirits industry at E.&J. Gallo. After 17 years at Gallo, Ms. Wheatley took over sales and marketing positions at Sutter Home/Trinchero Family Estate, ultimately becoming the Senior Vice President of Marketing. In 2008, Ms. Wheatley founded her own wine brand creation, sales and marketing company, Canopy Management, leveraging her long-term relationships with the wine industry’s top buyers to bring a portfolio of innovative wine brands to market. Ms. Wheatley has also served as Chairwoman of CannaCraft, a large-scale cannabis manufacturer, since December 2019.

Katherine DeVillers has served as our Chief Financial Officer since June 2021. Prior to that, she had served as Legacy VWE’s Chief Financial Officer since August 2018. From January 2014 until joining Legacy VWE, Ms. DeVillers served as Chief Financial Officer at C. Mondavi Family and before then, held finance positions at other wine businesses, including Allied Domecq, The Vincraft Group and Ascentia Wine Estates, LLC. Ms. DeVillers also collaborates on acquisition strategy and implementation and oversees the Finance and Accounting departments of VWE. She holds a B.S. degree from California Polytechnic State University at San Luis Obispo.

Russell G. Joy has served as our Chief Operating Officer since November 1, 2021. Mr. Joy has over 15 years of extensive experience in the wine industry. Prior to joining the Company, Mr. Joy most recently served as General Manager of Napa Wine Company from May 2020 to September 2021. Prior to that, he was Vice President-Director of Strategy-CA from March 2017 to February 2020 and Vice President of California Operations from April 2016 to April 2019 at Ste. Michelle Wine Estates.

Executive officers are elected annually by, and serve at the discretion of, the Board.

EXECUTIVE COMPENSATION

Overview

We were originally formed in 2019 as Bespoke Capital Acquisition Corp. (“BCAC”), a special purpose acquisition corporation incorporated under the laws of the Province of British Columbia. BCAC was organized for the purpose of effecting an acquisition of one or more businesses or assets by way of a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or any other similar business combination involving BCAC.

On June 7, 2021, BCAC consummated the transactions with Legacy VWE, pursuant to a transaction agreement dated February 3, 2021. As a result of the transactions, BCAC changed its jurisdiction of incorporation from the Province of British Columbia to the State of Nevada, BCAC changed its name to “Vintage Wine Estates, Inc.” and Legacy VWE became our wholly owned subsidiary.

Effective upon consummation of the Business Combination, Mark Harms resigned as Chief Executive Officer of the Company, Patrick Roney was appointed as Chief Executive Officer of the Company, Terry Wheatley was appointed as President of the Company, and Jeff Nicholson was appointed as Chief Operating Officer of the Company, among other management changes.

This section discusses the material components of the executive compensation for the executive officers who were our “named executive officers” for fiscal year 2021. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

For fiscal year 2021, our named executive officers (“NEOs”) were:

•
Patrick Roney, our Chief Executive Officer;
•
Terry Wheatley, our President;
•
Jeff Nicholson, who served as our Chief Operating Officer until his resignation effective October 31, 2021; and
•
Mark Harms, who served as Chief Executive Officer of BCAC until the consummation of the Business Combination.

2021 Summary Compensation Table

The following table provides information regarding the compensation of our NEOs for fiscal year 2021 (other than Mr. Harms, who did not receive any compensation during fiscal year 2021).

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Patrick Roney	2021	$406,603	$124,373	$-	$-	$-	$-	$530,976
Chief Executive Officer
Terry Wheatley	2021	$407,808	$123,291	$-	$1,917,645	$-	$18,000	$2,466,744
President
Jeff Nicholson (5)	2021	$334,750	$100,200	$-	$654,605	$-	$33,996	$1,123,551
Former Chief Operating Officer

________________________

(1) Amounts in this column represent base salary earned during fiscal year 2021.

(2) Although Mr. Roney, Ms. Wheatley and Mr. Nicholson received grants to purchase common stock on June 7, 2021, such grants are contingent upon stockholder approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan, as further described below under “— Fiscal Year 2021 Equity-Based Compensation — June 2021 Option Grants.” Because the grants are contingent upon stockholder approval, the grant date fair value for these stock options is not yet determinable.

(3) Upon the consummation of the business combination, each option to purchase shares of Legacy VWE capital stock outstanding immediately prior to the consummation of the business combination, whether vested or unvested, was cancelled in exchange for a cash payment, as further described below under “— Fiscal Year 2021 Equity-Based Compensation.” Amounts in this column reflect the excess of the fair value of the consideration issued (the cash payments net of the exercise price of the options) over the fair value of the settled options at the cancellation date, which the Company recognized as incremental compensation expense. Ms. Wheatley received a total of $1,917,645 and Mr. Nicholson received a total of $654,605 in cash in exchange for the cancelled options to purchase shares of Legacy VWE capital stock.

(4) Amounts in this column represent a car allowance of $18,000 for Mrs. Wheatley and the cost of a company-paid apartment sometimes used by Mr. Nicholson.

(5) Mr. Nicholson resigned from the Company effective October 31, 2021.

Employment Agreements with the NEOs

In fiscal year 2021, the Company entered into new employment agreements with each of its post-transaction executive officers, including the NEOs, that became effective upon the consummation of the transaction.

Roney Employment Agreement

The employment agreement with Mr. Roney specifies that he will serve as the Company’s Chief Executive Officer and that his annual base salary is $500,000, subject to review and adjustment by the Board from time to time. Mr. Roney is eligible for a discretionary bonus of up to 40% of his base salary. Upon a termination of employment by the Company without cause or by Mr. Roney with good reason, Mr. Roney would be entitled to accrued benefits and a severance payment equal to three years’ base salary, payable over 36 months. For purposes of the employment agreements, “cause” is defined generally as a conviction or certain pleas to, a felony or certain other crimes, commission of a fraudulent or illegal act in respect of the Company, failure to perform duties under the employment agreement that was, or reasonably could be expected to be, materially injurious to the business, operations or reputation of the Company, a material violation of the Company’s written policies or procedures or a material breach of the executive’s obligations under the employment agreement. For purposes of the employment agreements, “good reason” is defined generally as a material reduction in the executive’s base salary, a material diminution of the executive’s title, duties, authorities or responsibilities or a material breach of the Company’s obligations under the employment agreement.

Wheatley and Nicholson Employment Agreements

The employment agreements with Mrs. Wheatley and Mr. Nicholson specify their titles as President and Chief Operating Officer, respectively, and entitle them to annual base salaries of $413,822 and $334,750, respectively, in each case subject to review and adjustment by the Board from time to time. Mrs. Wheatley’s and Mr. Nicholson’s employment agreements also provide for discretionary annual bonuses of up to 30% of their respective annual base salaries. The employment agreements also entitle them to accrued benefits and a severance payment equal to three years’ base salary, payable over 36 months, upon a termination of employment by the Company without cause or by the executive with good reason (as defined consistent with the definitions set forth above). Mr. Nicholson resigned from the Company effective October 31, 2021.

NEO Fiscal Year 2021 Bonus Compensation

For fiscal year 2021, each of the NEOs (other than Mr. Harms) was eligible to receive a bonus under VWE’s bonus plan at a target level equal to the following percentages of their respective base salaries:

NEO	Target Percentage of Base Salary
Mr. Roney	40%
Mrs. Wheatley	30%
Mr. Nicholson	30%

The performance goal for VWE’s fiscal year 2021 bonus plan was business plan earnings before interest, taxes, depreciation and amortization.

Following the end of fiscal year 2021, it was determined that the performance goals described above had been achieved and, accordingly, bonuses in recognition of such performance were paid in October 2021.

Fiscal Year 2021 Equity-Based Compensation

Upon the consummation of the business combination, each option to purchase shares of Legacy VWE capital stock outstanding immediately prior to the consummation of the business combination, whether vested or unvested, was cancelled in exchange for a cash payment equal to (i) the excess, if any, of the deemed fair market value per share of Legacy VWE capital stock represented by the Per Share Merger Consideration (as defined in the transaction agreement) over the exercise price of such option multiplied by (ii) the number of shares of Legacy VWE capital stock subject to such option (without interest and subject to any required withholding tax). If the exercise price of any VWE stock option was equal to or greater than the Per Share Merger Consideration, such option was cancelled without any cash payment being made in respect thereof. Ms. Wheatley received $1,917,645 and Mr. Nicholson received $654,605 in exchange for the cancelled options to purchase shares of Legacy VWE capital stock.

The 2021 Omnibus Incentive Plan

Effective June 7, 2021, the Company adopted the 2021 Omnibus Incentive Plan (“the Omnibus Incentive Plan”) which superseded the 2015 Stock Option Plan. Pursuant to the Omnibus Incentive Plan, the Board of Directors may grant up to 11,200,000 shares under share-based awards to officers, directors, employees and consultants. The Omnibus Incentive Plan must be approved by the stockholders of the Company, which approval must occur at the Annual Meeting and in any event no later than June 7, 2022. The Omnibus Incentive Plan provides for the issuance of stock options, stock appreciation rights, performance shares, performance units, stock, restricted stock, restricted stock units and cash incentive awards. Shares issued under share-based payment awards may either be authorized and unissued shares or shares held in treasury. The Omnibus Incentive Plan will terminate on June 7, 2031.

Incentive and non-statutory stock options may be granted with exercise prices not less than 100% of the fair value of our common stock on the date of grant. Awards granted under the Omnibus Incentive Plan generally expire no later than 10 years after the date of grant.

On June 7, 2021, we legally granted options to purchase shares of common stock. The exercise price of these options was $10.50 per share and will expire 10 years after the grant date. The options will vest with respect to 25% on the date which is 18 months after the grant date and with respect to an additional 25% on each of the second, third and fourth anniversary dates of the grant date. However, the vested portion of the options will only become exercisable if the volume-weighted average price per share of our common stock is at least $12.50 over a 30-day consecutive trading period following the grant date. We evaluated the grants under ASC 718 - Compensation-Stock Compensation and determined a grant date and a service inception date for accounting purposes did not exist as of June 7, 2021 because all necessary approvals had not been obtained, which will not occur until the stockholders have approved the Omnibus Incentive Plan. Until stockholder approval is obtained, the Omnibus Incentive Plan and related options are not considered outstanding for accounting purposes (see Note 11 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021), and no compensation expense associated with these grants will be recognized.

Outstanding Equity Awards at 2021 Fiscal Year-End

None of our NEOs had outstanding equity awards as of the fiscal year ended June 30, 2021.

Retirement Plans

VWE offered a defined contribution plan for substantially all of its employees, including the NEOs, during fiscal year 2021. The plan provides for a discretionary matching contribution, and VWE expects to make a matching contribution with respect to fiscal year 2022. VWE did not offer a defined benefit pension plan or a nonqualified deferred compensation plan for its NEOs during fiscal year 2021.

Severance and Change in Control Compensation

Severance Under Employment Agreements

As disclosed above under “—Employment Agreements with the NEOs,” the Company entered into employment agreements with Mr. Roney, Mrs. Wheatley and Mr. Nicholson during fiscal year 2021 that became effective upon the consummation of the business combination and under which, upon a termination of employment by the Company without cause, or by the executive with good reason, the Company would be required to pay accrued benefits and a severance payment equal to three times the executive’s base salary over the 36 months following termination. No severance would be payable upon termination of employment with cause.

Equity Compensation

The options granted to our NEOs described above were granted under the Omnibus Incentive Plan, which remains subject to stockholder approval. Upon a change of control (as defined in the Omnibus Incentive Plan), unless otherwise determined by the Omnibus Incentive Plan administrator or set forth in an applicable agreement, outstanding awards under the Omnibus Incentive Plan will be treated as follows:

• If the cash consideration paid in the change of control is less than 80% of the total consideration paid in the change of control, and the successor or surviving corporation (the “Successor”) agrees, outstanding awards may be assumed or replaced by the Successor, subject to the following requirements:

o Such awards will be adjusted (among other appropriate adjustments) to cover the number and class of securities that would have been issuable to the participant on the consummation of the change of control had the award been exercised, vested or earned immediately prior to the change of control;

o Each outstanding option that is less than 50% vested will become vested with respect to 50% of the award;

o If the securities covered by the awards after the change of control are not listed and traded on a national securities exchange, then the participant will have the option upon exercise or settlement to receive cash in lieu of such securities; and

o Upon a participant’s termination of employment or service within two years after the change of control, (1) by the Successor without cause (as defined in the Omnibus Incentive Plan), (2) by reason of death or disability, or (3) by the participant for good reason (as defined for purposes of the Omnibus Incentive Plan), all of the participant’s outstanding awards would vest in full (for performance-based awards, assuming target performance) on the date of such termination.

• If the cash consideration in the change in control is at least 80% of the total consideration paid in the change of control, or if the Successor does not agree to assume or replace the awards as described above (including by reason of a participant’s termination of employment in connection with the change in control), then immediately prior to the date of the change of control:

o Each stock option or stock appreciation right (“SAR”) held by a participant will become fully vested, and unless otherwise determined by the Board or administrator, will be cancelled in exchange for a cash payment equal to the excess of the per share price paid (or deemed to be paid) in the change of control transaction (as determined by the administrator) of the shares covered by the award over the purchase or grant price of such shares under the award (with stock options and SARs that have a purchase or grant price greater than the change of control price being cancelled for no consideration);

o Unvested service-based restricted stock and restricted stock units will vest in full;

o Performance shares, performance units, and cash incentive awards for which the performance period has expired will be paid based on actual performance;

o Performance shares, performance units, and cash incentive awards for which the performance period has not expired will be canceled in exchange for a cash payment equal to the amount that would have been due under such awards assuming target performance (but pro-rated based on the number of full months in the performance period that have elapsed as of the date of the change of control);

o Unvested dividend equivalent units will vest (to the same extent as the related award, if applicable); and

o All other unvested awards will vest and pay out in cash.

Other than as described above, the NEOs are not covered by any contracts, agreements or arrangements that provide for severance payments or benefits in connection with a termination of employment or a change in control.

Director Compensation

The following table presents the total compensation for services to VWE for each person who served as a member of VWE’s Board during the year ended June 30, 2021 (other than Mr. Roney). Patrick Roney also served on VWE’s Board during fiscal 2021, but his compensation for services to VWE during fiscal 2021 is fully reflected in the 2021 Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul S. Walsh	$10,222	$-	$-	$-	$-	$10,222
Robert L. Berner III	$5,750	$-	$-	$-	$-	$5,750
Mark W.B. Harms	$4,792	$-	$-	$-	$-	$4,792
Candace Koederitz	$4,792	$-	$-	$-	$-	$4,792
Jon Moramarco	$4,792	$-	$-	$-	$-	$4,792
Tim Proctor	$4,792	$-	$-	$-	$-	$4,792
Jonathan Sebastiani	$4,792	$-	$-	$-	$-	$4,792
Lisa M. Schnorr	$6,069	$-	$-	$-	$-	$6,069

In fiscal 2022, the non-employee directors of the Company will receive varying levels of compensation for their services as directors and members of Board committees. Compensation payable per year for service will be as follows: except for Paul Walsh, the Chairman of the Board, each non-employee director will receive $150,000 in total, composed of $75,000 in cash and $75,000 in restricted stock (based on the variable weighted average market price for the common stock as measured at the close of the first 30 trading days of the fiscal year). The Chairman will receive $300,000 in total, composed of $150,000 in cash and $150,000 in restricted stock. The chairs of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee will receive additional cash payments of $20,000, $15,000 and $10,000, respectively. The restricted stock grants, which grants are subject to stockholder approval of the Omnibus Incentive Plan at the Annual Meeting, will vest one year after date of grant and the stock shall not be resold for at least 18 months following the closing of the business combination.

Compensation that deviates from these arrangements may be paid in the event of resignations, vacancies and other situations resulting in service for a partial fiscal year. As permitted by SEC and Nasdaq rules, directors of the Company who are not Audit Committee members may be paid additional fees and other compensation for services to the Company on special projects and other matters distinct from service on the Board or as a member of one or more of the Board’s standing committees. The compensation payable to non-employee directors, like compensation payable to employees, may be revised from time to time by the Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the Company’s equity compensation plans, including the number of shares of our common stock subject to outstanding stock awards, the weighted-average exercise price of stock awards, and the number of shares remaining available for future award grants as of June 30, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	-	$-	-
Equity compensation plans not approved by security holders	5,918,684	$10.50	5,281,316
Total	5,918,684	$10.50	5,281,316

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Agreements with Stockholders

In January 2016, D209, owned by the SLR No. 209 Trust, the LR Living Trust and VWE entered into a support and production agreement (the “Kirkland Agreement”). Under the Kirkland Agreement, D209 agreed to provide certain services related to VWE’s Kirkland branded spirits including overall management of the production process and advice and consulting regarding bottling, packaging and distribution. In November 2018, for a purchase price of $658,367, VWE acquired certain assets of D209 from D209 and the LR Living Trust, including key trademarked intellectual property. As part of the purchase agreement, the parties agreed to terminate the Kirkland Agreement for $250,000 in additional payments and VWE’s agreement to reimburse the SLR 209 Trust for 50% of expenses related to canceling an unrelated third-party consulting agreement such that the total payment VWE made to the LR Living Trust in finalizing the asset purchase agreement, inclusive of the purchase price was $908,367, plus the reimbursement of such expenses. In addition, VWE agreed to ongoing quarterly payments of $3 for every nine liter case of gin sold under the D209 trademarks by VWE for three calendar years following the sale (through November 2021). Such payment for case fees resulted in immaterial payments for the periods July 1, 2019 to June 30, 2020 and July 1, 2020 to June 30, 2021, respectively. Samantha Rudd is the sole trustee of the SLR No. 209 Trust and was a director of Legacy VWE. Darrell Swank is one of two co-trustees of the LR Living Trust and was a Legacy VWE director. Payments to the LR Living Trust pursuant to this agreement terminated in November 2021.

Kunde Family Winery Relationship

VWE acquired Kunde on April 19, 2021, whereupon the “related party” feature of the relationship between VWE and Kunde as separate enterprises ceased to exist. Until the acquisition, VWE provided certain administrative and management services to Kunde in return for management fees that totaled $407,000 for the year ended June 30, 2021. VWE provided Kunde with certain services related to wine storage and handling of alcoholic beverages. For the year ended June 30, 2021, Kunde paid VWE $65,000 for actual storage and handling services provided at VWE’s warehouse.

VWE served as a pass-through for Kunde with automated invoicing of Kunde’s products sold to distributors. VWE invoiced distributors for Kunde-identified items. VWE’s ERP automated system immediately set up the Kunde account received for Kunde’s portion of the transactions, as well as the payable to Kunde (as a vendor). The Kunde payable portion had an “on hold” flag placed on it. Upon receipt of a payment from any Kunde distributor or customer, payment of any Kunde portion was applied to Kunde on the VWE books. Once the payment was applied, the payable to Kunde on its vendor account was released from hold and a check was issued to Kunde. This was a direct pass-through of funds.

On December 31, 2020, VWE entered into a marketing and distribution arrangement with Kunde. Under that arrangement, Kunde paid VWE a commission for certain distribution sales. VWE recognized $1,625,000 in revenue from the arrangement in the three and nine month periods ended March 31, 2021, with $1,625,000 included in accounts receivable at March 31, 2021. The arrangement terminated when VWE acquired Kunde on April 19, 2021. Revenue recognized in April 2021 for the period covering April 1, 2021 through April 18, 2021 was $97,100 included in accounts receivable.

Mr. Roney, throughout this period, was President of Kunde. He also was the Chief Executive Officer and a director of Legacy VWE and he is the Chief Executive Officer and a director of the Company. The Roney Trust and the Rudd Trust were significant stockholders of Kunde and were and are significant stockholders of the Company.

Loans and Guarantees from Related Parties

In January 2018, VWE and related entities issued a promissory note, as amended, in favor of the LR Living Trust in the original principal amount of $9,000,000. This note was assigned to from the LR Living Trust to the Rudd Trust effective as of December 31, 2019. The interest rate on the loan was equal to the prime rate of interest published by the Wall Street Journal (the “Prime Rate”) plus 4% as computed on a 360-day year with the interest rate being adjusted for all outstanding advances as of the first day of each calendar quarter. Any amount that is not paid when due bears interest at the Prime Rate plus 5%. VWE made an interest payment during the fiscal year ended June 30, 2021 in the amount of $1,633,312 representing all accrued interest as of December 31, 2019. The principal amount of $9,000,000 and accrued interest of $920,247 was paid on May 31, 2021.

In January 2018, VWE and related entities issued a promissory note in favor of Mr. Patrick Roney in the original principal amount of $1,000,000. The interest rate on the loan was equal to the Prime Rate plus 4% as computed on a 360-day year with the interest rate being adjusted for all outstanding advances as of the first day of each calendar quarter. Any amount not paid when due bears interest at the Prime Rate plus 5%. On March 9, 2021, VWE paid $488,730 of principal and $267,570 in accrued interest to Patrick Roney. On May 31, 2021, VWE paid the remaining principal of $511,270 and accrued interest of $10,217 to settle the outstanding note.

Loan to Related Party

In 2014, VWE made two unsecured loans to Terry Wheatley, one for $560,000 and the other for $110,000, in connection with VWE’s acquisition of her company, Canopy Brands. In June 2018, the terms of the loans were amended such that the interest accrued on both loans (totaling $86,269), was added to the outstanding principal amount on the loans, resulting in a new loan for the outstanding principal amount of $756,289. The principal amount of this loan was repaid in full in 2021 before the April 28, 2021 filing by the Sponsor with the SEC of the Sponsor’s Registration Statement on Form S-4 (File No. 333-254260). Interest on the loan in the amount of $87,032 was forgiven by VWE at that time. Terry Wheatley is the President of the Company.

Immediate Family Member Employment Agreements

VWE provides at will employment to Mr. Sean Roney, who provides administrative and general services to VWE, manages VWE’s trademarks and acts as brand manager for Sabotage, Sean Roney, who is the son of Mr. Patrick Roney, has served VWE from 2010 to present. During the year ended June 30, 2021, he was paid a salary of $142,999.

In 2018, VWE employed Chris Sebastiani, the brother of Jonathan Sebastiani, as the General Manager of Viansa, responsible for direct-to-consumer sales and marketing of the Viansa brand. During the year ended June 30, 2021, he was paid a salary of $155,160.

In 2014, VWE employed Kevin Lynn, the brother of Terry Wheatley, as Regional Sales Manager, selling wine to distributors. In the year ended June 30, 2020, VWE paid Mr. Lynn $159,900. This arrangement ended in 2020. Mr. Lynn was re- hired in October 2021 as the Visual Communications Manager.

Family Member Business Arrangements

In connection with its acquisition of Terry Wheatley’s business in 2014, VWE began to pay an unincorporated business named Tough Enough to Wear Pink for sponsorship services in connection with the latter’s breast cancer awareness campaign in the western community. Tough Enough to Wear Pink is the marketing platform for VWE’s Purple Cowboy brand. During the period July 1, 2020 to June 30, 2021, VWE paid $360,000 to Tough Enough to Wear Pink for its services. The payment was made to Lacey and Wade Wheatley, who are the daughter-in-law and son of Terry Wheatley.

XMS Arrangement

BCAC engaged XMS Capital Partners, LLC, a financial services firm (“XMS”), to provide advisory and consulting services to BCAC in connection with its initial public offering, identifying an acquisition target and diligence, the merger transaction and related matters. XMS received from BCAC and Bespoke B LP, respectively, a fee in cash of $2,000,000 and 333,333 profits interests for these services. Candice Koederitz, one of the Company’s directors, is a registered representative of XMS and performed certain of these services on behalf of XMS and prior to the consummation of the transactions. Following the consummation of the transactions, Ms. Koederitz received a portion of XMS’ fees for a total of $500,000 in cash and, at the request of XMS, Bespoke B LP issued 83,333 of profits interests directly to Ms. Koederitz in connection with XMS’ forfeiture of the same amount, for work she performed for and on behalf of XMS prior to being elected as a director of the Company. Ms. Koederitz’s compensation was not pursuant to any contract or agreement with XMS, BCAC or VWE regarding compensation for the services she provided to BCAC.

Investor Rights Agreement

In connection with the consummation of the merger and other transactions, the Roney Investors, the Rudd Investors, the Sebastiani Investors and the Sponsor (collectively referred to as the Major Investors) and all other holders of Legacy VWE capital stock entered into the investor rights agreement, which provides for, among other things, voting agreements, director nominee designation rights, resale restrictions and registration rights.

Voting Agreements and Director Nominee Designation Rights. For a description of the voting agreements and director nominee designation rights provided for under the Investor Rights Agreement, see "Proposal 1 - Election of Directors - Corporate Governance - Investor Rights Agreement.

Resale Restrictions. Pursuant to the investor rights agreement, the Major Investors (other than the Sebastiani Investors) agreed that they will not, for 18 months following the closing of the merger, sell, offer to sell, contract or agree to sell, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, establish or increase a put equivalent position or liquidate or decrease a call equivalent position, enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of the Company’s common stock or otherwise hedges such consequences, including any short sale or any purchase, sale or grant of any right with respect to such stock or any security that includes, relates to or derives value from such stock (in each case, subject to certain exceptions set forth in the investor rights agreement). After that, approximately 94% of such investors’ shares will be released from the lock-up in equal amounts monthly over a 17-month period. Any remaining shares held by such investors will be released from the lock-up on the date that is 35 months following the closing of the merger. All other Legacy VWE investors party to the investor rights agreement (including the Sebastiani Investors but excluding Wasatch) agreed that they will not, for six months after the closing of the merger, sell, offer to sell, contract or agree to sell, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, establish or increase a put equivalent position or liquidate or decrease a call equivalent position, enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of the Company’s common stock or otherwise hedges such consequences, including any short sale or any purchase, sale or grant of any right with respect to such stock or any security that includes, relates to or derives value from such stock (in each case, subject to certain exceptions). After that, approximately 83% of their shares will be released from the lock-up in equal amounts monthly over a five-month period. Any remaining shares held by such other Legacy VWE investors will be released from the lock-up on the date that is 11 months after the closing of the merger.

Modification or Amendment. The investor rights agreement may be amended and the Company may take action therein prohibited, or omit to perform any act therein required to be performed by it, if and only if the Company has obtained the consent of each Major Investor holding at least 5% of the outstanding shares of the Company’s common stock and, during the Roney Director Designation Period, the Roney Representative, but the resale restrictions described above cannot be amended without the prior written consent of any Major Investor that would be adversely affected by the amendment.

Registration Rights. Under the investor rights agreement, (i) Wasatch and (ii) after the initial 18-month lock-up period provided for in the investor rights agreement, the Sponsor or any Major Investor holding not less than 10% of the shares of the Company’s common stock held by all Legacy VWE Investors in the aggregate, may demand to sell all or a portion of their registrable securities in an SEC-registered offering up to six times, in the case of Wasatch and such Major Investors, and up to three times, in the case of the Sponsor, in each case subject to certain minimum requirements and customary conditions. The investor rights agreement also provides the Sponsor and all holders of Legacy VWE capital stock party thereto with “piggy-back” and Form S-3 registration rights, subject to certain minimum requirements and customary conditions. The investor rights agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act. Approximately 27 million shares of the Company’s common stock issued to Legacy VWE stockholders in connection with the merger are expected to be covered by the registration rights provisions of the investor rights agreement.

Related Party Transaction Approval Policy

Prior to the consummation of the Business Combination, Legacy VWE had not adopted formal policies and procedures for the review, approval or ratification of related person transactions.

On June 7, 2021, in connection with the completion of the Business Combination, our Board adopted a written policy for transactions with related persons (as defined in Item 404 of SEC Regulation S-K). The policy sets forth our policies and procedures for the review, approval or ratification of transactions with related persons. Our policy applies to any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which (i) the Company or any of its subsidiaries was, is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year and (iii) any related person had, has or will have a direct or indirect material interest.

We consider the following persons to be related persons under the policy: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a director nominee, (ii) a stockholder known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, (iii) any immediate family member of the foregoing persons or (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position, or in which such person has more than a 5% beneficial ownership interest.

The Audit Committee of the Board shall review and approve or disapprove any related person transactions in advance of such transaction. In those instances in which the Chief Financial Officer or General Counsel determines that it is not practicable or desirable for the Company to wait until the next Audit Committee meeting, the related person transaction will be submitted to the Chair of the Audit Committee, who will possess delegated authority to act between Audit Committee meetings. The Audit Committee or Chair of the Audit Committee (as applicable) shall review the material facts of all related person transactions, taking into account those factors that it deems appropriate, whether the transaction is on terms no less favorable to the Company than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of our common stock as of December 10, 2021 by:

• each person known to the Company to be the beneficial owner of more than 5% of outstanding common stock;

• each of the Company’s executive officers and directors; and

• all of the Company’s executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such securities within 60 days.

Unless otherwise noted, the business address of each of the following entities or individuals is c/o Vintage Wine Estates, Inc., 937 Tahoe Boulevard, Suite 210, Incline Village, NV 89451. Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

A total of 60,461,611 shares of common stock were issued and outstanding as of December 10 , 2021.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	% of Total Voting Power
Executive Officers and Directors of the Company
Patrick Roney (1)(7)(11)(12)(13)(14)	37,546,950	54.8%
Terry Wheatley	-	-
Katherine DeVillers	-	-
Russell Joy	-	-
Paul Walsh	5,000	*
Mark W.B. Harms (2)	37,546,950	54.8%
Robert L. Berner III (2)	37,546,950	54.8%
Candice Koederitz	-	-
Jon Moramarco	-	-
Timothy Proctor	10,000	*
Lisa Schnorr	10,000	*
Jonathan Sebastiani (3)	1,134,946	1.9%

All Directors and Executive Officers as a Group
(12 Persons)	37,571,950	54.9%
Five Percent or More Holders
Roney Trust (4)(11)(14)	6,516,072	10.8%
Laura G. Roney (5)(11)	6,616,072	10.9%
Rudd Trust (6)(12)(14)	7,600,117	12.6%
Darell D. Swank (6)(7)(12)(13)	9,799,980	16.2%
Steven Kay (6)(7)(12)(13)	9,799,980	16.2%
Wasatch Advisors, Inc. (8)	14,558,244	24.1%
Bespoke Sponsor Capital LP (2)	37,546,950	54.8%
Paradice Investment Management LLC (15)	3,960,400	6.6%
Major Investors (9)	31,974,727	46.7%
Specified Investors (10)	37,546,950	54.8%

* Represents less than 1%.

(1) Patrick Roney has sole voting and dispositive power over 100,000 shares held by him in an IRA account. Mr. Roney shares voting power and dispositive power with his wife, Laura G. Roney, over the 6,516,072 shares owned by the Roney Trust. In his capacity as the Roney Representative, Mr. Roney has voting power over all shares owned by the Specified Investors pursuant to and for the purposes specified in the Investor Rights Agreement, including for the purpose of voting for the Roney Nominees.

(2) Mark W.B. Harms has sole voting and dispositive power over 10,000 shares held by him directly. Mr. Berner has sole voting and dispositive power over the 10,000 shares held by him directly. Mr. Harms and Mr. Berner share voting and dispositive power over (i) the 6,000,000 shares and (ii) the 8,000,000 shares underlying the warrants owned by Bespoke Sponsor Capital LP (the “Sponsor”). The Sponsor also has voting power over all shares owned by the Specified Investors pursuant to and for the purposes specified in the investor rights agreement, including for the purpose of voting for the Sponsor Nominees. The address of the Sponsor is c/o Bespoke Capital Acquisition Corp., 595 Burrard Street, Suite 2600, Three Bentall Centre, Vancouver, BC V7X1L3.

(3) Jonathan Sebastiani has sole voting and dispositive power over the 684,881 shares owned by Sonoma Brands II, LP, the 410,715 shares owned by Sonoma Brands VWE Co-Invest, L.P. and the 39,350 shares owned by Sonoma Brands II Select, L.P.

(4) Patrick Roney and his wife, Laura Roney, are co-trustees of the Roney Trust and share voting and dispositive power over the shares to be owned by the Roney Trust.

(5) Laura Roney shares voting and dispositive power with her husband, Patrick Roney, over the shares owned by the Roney Trust. Also includes 100,000 shares held by Patrick Roney in an IRA account.

(6) Darrell D. Swank and Steven Kay are co-trustees of the Rudd Trust and share voting and dispositive power over the shares owned by the Rudd Trust. The address of the Rudd Trust is c/o LRIco Services, LLC, 2416 E. 37th St. N., Wichita, KS 67219.

(7) Includes (i) 7,600,117 shares owned by the Rudd Trust and (ii) 2,199,863 shares owned by the SLR Trust. Darrell D. Swank and Steven Kay are co-trustees of these trusts and share voting and dispositive power over the shares held by such trusts. Patrick Roney also is co-trustee of the SLR Trust, with such power over that trust. The address of Mr. Swank is c/o LRIco Services, LLC, 2416 E. 37th Street N., Wichita, KS 67219. The address of Mr. Kay is 100 The Embarcadero, Penthouse, San Francisco, CA 94105-1291.

(8) Based on information contained in the Schedule 13G filed by Wasatch Advisors, Inc. on July 12, 2021, reporting sole dispositive and voting power over 14,558,244 shares. The address of such stockholder is 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108.

(9) The “Major Investors” are the Sponsor, the Roney Trust, Sean Roney, the Rudd Investors, Sonoma Brands II, L.P., Sonoma Brands II Select, L.P., and Sonoma Brands VWE Co-Invest, L.P.

(10) The “Specified Investors” are the Major Investors and all other stockholders party to the investor rights agreement, excluding Casing & Co. f/b/o Wasatch Microcap Fund.

(11) “Roney Trust” means the Patrick A. Roney and Laura G. Roney Trust.

(12) “Rudd Trust” means Marital Trust D under the Leslie G. Rudd Living Trust U/A/D 3/31/1999, as amended (as successor to the Leslie G. Rudd Living Trust U/A/D 3/31/1999, as amended).

(13) “SLR Trust” means the SLR Non-Exempt Trust U/A/D 4/21/2018 (as successor to the SLR 2012 Gift Trust U/A/D 12/31/2012). Patrick Roney, Darrell D. Swank and Steven Kay are co-trustees of the SLR Trust.

(14) Each of the Rudd Trust and the SLR Trust (collectively, the “Rudd Investors”) and the Roney Trust and Sean Roney (who owns 423,729 shares) (collectively, the “Roney Investors”) is a party to an Amended and Restated Voting Agreement effective as of June 7, 2021 (the “Voting Agreement”). Under the Voting Agreement, Patrick Roney may determine how all stockholders party to such agreement shall vote, act or consent.

(15) Based on information contained in the Schedule 13G filed by Paradice Investment Management LLC on June 9, 2021, reporting shared dispositive power over 3,960,400 shares and shared voting power over 2,624,118 shares. The address of such stockholder is 250 Fillmore Street, Suite 425, Denver, Colorado 80206.

PROPOSAL 2 –
APPROVAL OF THE VINTAGE WINE ESTATES, INC. 2021 OMNIBUS INCENTIVE PLAN

On June 4, 2021, our Board approved the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan (the “Omnibus Incentive Plan” or the “Plan”), effective immediately, but subject to stockholder approval. A total of 11,200,000 shares of common stock are reserved for issuance under the Omnibus Incentive Plan. Notwithstanding the foregoing, no options or SARs (as defined below) will be exercised, no RSUs, performance shares or performance units valued in relation to shares will vest or be earned, no restricted stock or other stock-based awards will be granted, and no cash incentive awards will be paid under the Omnibus Incentive Plan, unless and until the plan has been approved by the stockholders of the Company. If stockholder approval is not obtained at the Annual Meeting, the Omnibus Incentive Plan will have no effect.

Our stockholders are being asked to approve the Omnibus Incentive Plan and the reservation by the Board of common stock under the Omnibus Incentive Plan for the purposes of complying with Nasdaq listing requirements and qualifying incentive stock options granted under the Plan for special tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Based on the closing price on the Nasdaq Global Market for our common stock on December 17, 2021 of $10 per share, the aggregate market value as of that date of the 11,200,000 shares of common stock requested under the Omnibus Incentive Plan was $112,000,000. The 11,200,000 shares of common stock that will be available under the Omnibus Incentive Plan will represent approximately 10.8% of our fully-diluted outstanding shares of common stock.

Purposes of the Omnibus Incentive Plan

The Omnibus Incentive Plan has two complementary purposes: (a) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants, and (b) to increase stockholder value. The Plan will provide incentives for participants to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that the Plan provides.

Description of the Omnibus Incentive Plan

The material terms and provisions of the Omnibus Incentive Plan are summarized below. This summary, however, does not purport to be a complete description of the Omnibus Incentive Plan. The following summary of the Omnibus Incentive Plan is qualified in its entirety by reference to the complete text of the Omnibus Incentive Plan, a copy of which is included as Appendix A to this Proxy Statement.

Administration

The Omnibus Incentive Plan will be administered by the Board or its compensation committee, or any other committee or subcommittee or one or more of its officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator will have the authority to interpret the Omnibus Incentive Plan and award agreements entered into with respect to the Omnibus Incentive Plan; to make, change and rescind rules and regulations relating to the Omnibus Incentive Plan; to make changes to, or reconcile any inconsistency in, the Omnibus Incentive Plan or any award agreement covering an award; and to take any other actions needed to administer the Omnibus Incentive Plan.

Eligibility

The Administrator may designate any of the following as a participant under the Omnibus Incentive Plan: any officer or employee, or individuals engaged to become an officer or employee, of the Company or its affiliates; and consultants of the Company or its affiliates, and its directors, including its non-employee directors. We currently have approximately seventy five employees and eight non-employee directors who will be eligible to participate in the Omnibus Incentive Plan.

Types of Awards

The Omnibus Incentive Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the Omnibus Incentive Plan. If the Omnibus Incentive Plan is approved, then the Administrator may grant any type of award to any participant it selects, but only employees of the Company or its subsidiaries may receive grants of incentive stock options within the meaning of Section 422 of the Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of the Company or any affiliate, including the plan of an acquired entity).

Shares Reserved Under the Omnibus Incentive Plan

A total of 11,200,000 shares of common stock are reserved for issuance under the Omnibus Incentive Plan, all of which may be issued pursuant to the exercise of incentive stock options. The number of shares reserved for issuance under the Omnibus Incentive Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, to the extent permitted by the rules of the stock exchange on which our common stock is principally traded, an award that may be settled solely in cash at the time of grant will not deplete the Omnibus Incentive Plan’s share reserve at the time the award is granted. If (a) an award lapses, expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) an award is exercised on a cashless basis such that the number of shares issuable on exercise or settlement of the award is reduced by such amount of shares as have an aggregate fair market value equal to the exercise price of an option or as a result of the net settlement of outstanding SARs or (e) the number of shares issuable on exercise or settlement of an award are reduced by such amount of shares as have an aggregate fair market value equal to federal, state or local tax withholding obligations in order to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the Omnibus Incentive Plan. However, shares added back to the reserve pursuant to clauses (d) or (e) in the preceding sentence may not be issued pursuant to incentive stock options.

Insider Participation Limits

The maximum number of shares issuable under the Omnibus Incentive Plan and any other security-based compensation arrangements to insiders at any time may not exceed in the aggregate 10% of the total shares outstanding. The maximum number of shares issued under the Omnibus Incentive Plan and any other security-based compensation arrangement to insiders within any one-year period may not exceed in the aggregate 10% of the total shares outstanding.

Options

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant, except that if the expiration date of an option (other than an incentive stock option) would fall within an insider trading blackout period, then, to the extent permitted by applicable tax laws, the expiration date will automatically be extended to the date that is ten business days after the date when the blackout period ends. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights

The Administrator may grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Omnibus Incentive Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards

The Administrator may grant awards of shares of common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the Omnibus Incentive Plan permits cash incentive awards to be granted under the Omnibus Incentive Plan, the Company may also make cash incentive awards outside of the Omnibus Incentive Plan.

Performance Goals

For purposes of the Omnibus Incentive Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to the Company or any one or more of its subsidiaries, affiliates, or other business units: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; fair market value of a share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividend Equivalent Units

The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that the Company pays with respect to a share of common stock. The Administrator determines all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, and dividend equivalent unit awards granted in connection with another award cannot provide for payment until the date such award vests or is earned, as applicable.

Other Stock-Based Awards

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

Adjustments

If (a) the Company is involved in a merger, amalgamation or other transaction in which shares of common stock are changed or exchanged; (b) the Company subdivides or combines shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) the Company effects a distribution (other than distributions or cash dividends in the ordinary course) of the Company’s assets to stockholders; (d) the Company is involved in a transaction that it characterizes publicly as a recapitalization or reorganization involving the shares; or (e) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Omnibus Incentive Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the Omnibus Incentive Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Omnibus Incentive Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions deemed appropriate without affecting the number of shares of common stock otherwise reserved or available under the Omnibus Incentive Plan.

Change of Control

Upon a change of control (as defined in the Omnibus Incentive Plan), except to the extent otherwise provided in an award agreement or by the Administrator prior to the change of control, awards will become fully vested and exercisable if more than 80% of the outstanding shares of common stock sold in the change of control are sold for cash consideration. If fewer than 80% of the outstanding shares of common stock sold in the change of control are sold for cash consideration, then only half of each award holder’s unvested awards will become fully vested and exercisable in the change of control transaction and the rest of the awards will be adjusted appropriately in the change of control to retain their existing value and will remain subject to their existing vesting schedule following the change of control.

Term of Plan

Unless earlier terminated by the Board, the Omnibus Incentive Plan will terminate on, and no further awards may be granted, after the 10th anniversary of its effective date.

Termination and Amendment of Plan

The Board or the Administrator may amend, alter, suspend, discontinue or terminate the Omnibus Incentive Plan at any time, subject to the following limitations:

•
The board of directors must approve any amendment to the Omnibus Incentive Plan if it is determined such approval is required by prior action of the board of directors, applicable corporate law, or any other applicable law;
•
Stockholders must approve any amendment to the Omnibus Incentive Plan to the extent it is determined that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law;
•
Stockholders must approve any amendment to the Omnibus Incentive Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions; and
•
Stockholders must approve any amendment to the maximum number of shares reserved, except as permitted by the adjustment provisions of the Omnibus Incentive Plan or a change from a fixed maximum number of shares to a fixed maximum percentage of shares; any amendments to remove or increase the insider participation limits; any amendment to extend the term of an award held by an insider beyond the original expiry date, except as otherwise specified in the Omnibus Incentive Plan; any amendments to the transferability or assignability of an award pursuant to the relevant Omnibus Incentive Plan provisions; subject to the applicable provisions of the Omnibus Incentive Plan, any amendment that would reduce the exercise price of an option; and amendments to the foregoing amendment provisions.
•
However, subject to the applicable provisions of the Omnibus Incentive Plan, the board of directors may make certain other types of changes or amendments to the Omnibus Incentive Plan or any award or agreement that are expressly listed in the Omnibus Incentive Plan without seeking stockholder approval, such as amendments of a “housekeeping” or administrative nature; amendments necessary to comply with applicable laws or regulations; amendments necessary to comply with or to qualify for favorable treatment under applicable tax laws or regulations; amendments to, or waivers of, vesting provisions or other conditions; amendments to the termination or early termination provisions of any award that does not entail an extension beyond the original expiry date of that award; amendments to change any restrictions on the entitlement to or eligibility for awards; amendments or changes to the process by which any participant is entitled to exercise any award, including to the form of notice of exercise of any award, and the place where those notices are to be delivered; and amendments necessary to suspend or terminate the Omnibus Incentive Plan or any award agreement or award.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the Omnibus Incentive Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the Omnibus Incentive Plan.

The Company does not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the Omnibus Incentive Plan; (b) to the extent it deems the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent it deems the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent it determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and the Company or one of its affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the Omnibus Incentive Plan, and any shares of common stock issued or cash paid under an award, will be subject to any recoupment or clawback policy that the Company adopts, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to the Company.

Repricing and Backdating Prohibited

Except for the adjustments provided for in the Omnibus Incentive Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Certain U.S. Federal Income Tax Consequences

The following summarizes certain U.S. federal income tax consequences relating to the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the U.S. federal income tax treatment described herein. The exact U.S. federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of an option under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of a share of common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the shares of common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the shares acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the shares at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the shares on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the shares lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the shares of restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the shares on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in shares will be treated as an award of additional shares of restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted shares). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such restricted stock.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Common Stock

Upon a participant’s receipt of unrestricted shares of common stock, the participant will recognize ordinary income equal to the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. Upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or shares paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction we can take for compensation we pay to certain “covered employees,” to $1,000,000 per year per individual.

Code Section 409A

Awards under the Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. We have sought to structure the Plan, and we expect to seek to structure awards under the Plan, to comply with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that we determine that any award granted under the Plan is subject to Code Section 409A, the award agreement evidencing such award will generally incorporate the terms and conditions required by Code Section 409A. The Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A. However, there is no guarantee that awards under the Plan will comply with or be exempt from Code Section 409A.

New Plan Benefits

The following awards have been granted under the Plan, contingent on stockholder approval of the Plan:

Name and Position	Stock Options	Restricted Stock Units
Patrick Roney Chief Executive Officer	860,560	430,280
Terry Wheatley President	505,968	500,000
Katherine DeVillers Chief Financial Officer	658,076	329,038
Russell Joy Chief Operating Officer	658,076	329,038
Jeff Nicholson Former Chief Operating Officer	708,697	-
Executive Officer Group	2,682,680	1,588,356
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	711,155	227,796

As described under the heading “Director Compensation,” each non-employee director (except the Chairman) is expected to receive, as part of their annual retainers for board service, a grant of $75,000 in restricted stock (based on the variable weighted average market price for the common stock as measured at the close of the first 30 trading days of the fiscal year). The Chairman is expected to receive $150,000 in restricted stock.

Except as set forth above, it is not possible to determine the benefits that will be received by executive officers, other employees and non-employee directors if the Omnibus Incentive Plan is approved by the stockholders because awards will be determined by the Administrator from time to time.

Equity Compensation Plan Information

See the disclosure under the heading “Equity Compensation Plan Information” above.

The Company’s Board of Directors recommends a vote FOR the proposal to approve the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan.

PROPOSAL 3 –
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee (the “Audit Committee”) of the Board of Directors of Vintage Wine Estates, Inc., (the "Company") has retained Cherry Bekaert LLP ("Cherry Bekaert") to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2022 (the “2022 fiscal year”). Cherry Bekaert will audit our consolidated financial statements for the 2022 fiscal year and perform other services. While stockholder ratification is not required by our bylaws or otherwise, our Board, at the direction of the Audit Committee, is submitting the selection of Cherry Bekaert to the stockholders for ratification as part of good corporate governance practices. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Cherry Bekaert. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2022 at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Moss Adams and a representative of Cherry Bekaert are expected to be available at the Annual Meeting to respond to appropriate questions from stockholders and will each be given the opportunity to make a statement if he or she desires to do so.

Change in Independent Registered Public Accounting Firm

Engagement and Resignation of Moss Adams LLP

On June 4, 2021, the BCAC board of directors approved the engagement of Moss Adams LLP (“Moss Adams”), effective June 7, 2021, as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended June 30, 2021. Accordingly, RSM US, LLP (“RSM”), BCAC’s independent registered public accounting firm prior to the business combination, was informed that it would be replaced by Moss Adams as the Company’s independent registered public accounting firm, effective on June 7, 2021.

All as previously disclosed, on November 19, 2021, the Audit Committee received notice from Moss Adams, the Company's independent registered public accounting firm, that it had made the decision to resign as the Company's independent registered public accounting firm, effective November 19, 2021. On November 19, 2021, the Audit Committee accepted the resignation of Moss Adams.

Moss Adams audited the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2021 and 2020. The report of Moss Adams on such consolidated financial statements, dated October 13, 2021, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the two most recent fiscal years and subsequent interim periods to the date of resignation, there have been no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moss Adams, would have caused them to make reference thereto in their report on the consolidated financial statements.

During the two most recent fiscal years and subsequent interim periods to the date of resignation, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal control over financial reporting previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021. As previously disclosed, during the audit of the Company’s fiscal 2021 consolidated financial statements, management identified a material weakness in the Company’s internal control over financial reporting relating to business processes and controls to perform reconciliations of certain account balances related to inventory and the received not invoiced and cellar accruals, on a regular basis. The Audit Committee has discussed the material weakness with Moss Adams and the Company has authorized Moss Adams to respond fully to inquiries of Cherry Bekaert concerning the material weakness.

Engagement of Cherry Bekaert LLP

On December 3, 2021, the Company engaged Cherry Bekaert LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2022. The engagement of Cherry Bekaert was approved by the Audit Committee of the Company’s Board of Directors.

During the two most recent fiscal years and subsequent interim periods through the date of engagement, neither the Company nor anyone on its behalf has consulted with Cherry Bekaert regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees charged for services performed by RSM and Moss Adams for fiscal years 2021 and 2020 were as follows:

	Year Ended June 30,
	2021	2020
Audit fees	$3,695,488	$101,000
Audit related fees	16,275	137,000
Tax fees	-	-
All other fees	-	-
Total fees	$3,711,763	$238,000

(1) Includes fees related to the audit of our annual consolidated financial statements, including reviews of the interim financial statements contained in our Quarterly Reports on Form 10-Q and services typically provided by an independent registered accounting in connection with statutory and regulatory filings.

(2) Consists of fees billed for assurance and related services that are reasonable related to the performance of the audit or review of our consolidated financial statements, which are not reported un "Audit Fees."

(3) Tax fees consist of fees billed for profession services for tax compliance, tax advice and tax planning.

(4) All other fees consist of fees for products or services other than the services reported above.

Policy on Pre-Approval of Independent Registered Public Accounting Firm Services

The charter of the Audit Committee provides for the pre-approval of all audit services and all permitted non-audit services to be performed for the Company by the independent registered public accounting firm, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm include the Audit Committee reviewing audit-related services, tax services and other services. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee. In accordance with this policy, the Audit Committee preapproved all services performed by the Company’s independent registered public accounting firm for the years ended June 30, 2021 and 2020.

Our Board recommends a vote FOR the ratification of the appointment of Cherry Bekaert LLP as the
Company’s independent registered public accounting firm

STOCKHOLDER PROPOSALS FOR OUR NEXT ANNUAL MEETING

Inclusion in Next Year’s Proxy Statement

A stockholder who desires to have their proposal (other than for director nominations) included in our proxy statement for our next annual meeting of stockholders must deliver the proposal to our principal executive offices (937 Tahoe Boulevard, Suite 210, Incline Village, Nevada 89451, Attn: Corporate Secretary) no later than the close of business on August 25, 2022 (or, if the date of our next annual meeting is moved by more than 30 days from the anniversary of this year's Annual Meeting, the deadline will be a reasonable time before we begin to print and send our proxy materials). Any such proposal must comply with all of the procedural and substantive requirements of Rule 14a-8 promulgated under the Exchange Act. We expect our next annual meeting of stockholders will be held in late 2022.

Presentation at Meeting

Pursuant to our bylaws, for any nominations or other business to be properly brought before an annual meeting by a stockholder, whether or not also submitted for inclusion in the Company’s proxy materials, such proposed business must be preceded by adequate notice to the Corporate Secretary of the Company. To be adequate, the notice must be delivered to the Corporate Secretary in writing not later than the close of business on November 4, 2022, nor earlier than the close of business on October 5, 2022, and must set forth certain information specified in our bylaws about the stockholder and the proposal. Our bylaws are available in our SEC filings which can be accessed on our website at www.vintagewineestates.com under the “Overview” tab and will be provided to any stockholder upon written request to Vintage Wine Estates, Inc, 937 Tahoe Boulevard, Suite 210, Incline Village, Nevada 89451, Attn: Corporate Secretary.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 has been made available to all stockholders. Stockholders are referred to the Annual Report for financial and other information about the Company, but the Annual Report is not incorporated in this proxy statement and is not part of the proxy soliciting material.

HOUSEHOLDING OF PROXY MATERIALS

We utilize a procedure approved by the SEC called “householding,” which reduces our printing and postage costs. Stockholders of record who have the same address and last name will receive one copy of the Important Notice Regarding the Availability of Proxy Materials or one set of printed proxy materials unless one or more of these stockholders has provided contrary instructions.

If you and other stockholders of record with whom you share an address currently receive multiple copies of the Important Notice Regarding the Availability of Proxy Materials or printed set of proxy materials and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of the Important Notice Regarding the Availability of Proxy Materials or printed proxy materials, please contact Broadridge as described above. Upon written or oral request, VWE will deliver promptly a separate copy of the Annual Report on Form 10-K, proxy statement, or Important Notice Regarding the Availability of Proxy

Materials, as applicable, to any holder at a shared address to which a single copy of such documents was delivered.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other nominee or holder of record to request information about householding.

OTHER BUSINESS

As of the date of this proxy statement, our Board does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

SOLICITATION OF PROXIES

We will pay the cost of soliciting proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, email or personal interview without additional remuneration therefor.

By Order of the Board of Directors,

Patrick Roney
Chief Executive Officer

December 23, 2021

Incline Village, Nevada

APPENDIX A

VINTAGE WINE ESTATES, INC. 2021 OMNIBUS INCENTIVE PLAN

1. Purpose and Effective Date.

(a) Purpose. The Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan (the “Plan”) has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants, and (ii) to increase stockholder value. The Plan will provide incentives for participants to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b) Effective Date. The Plan will come into existence on the Effective Date. However, no Options or Stock Appreciation Rights will be exercised; no Restricted Stock Units, Performance Shares or Performance Units valued in relation to Shares will vest or be earned; no Restricted Stock or other Stock-based awards will be granted; and no Cash Incentive Award will be paid, unless and until the Plan has been approved by the stockholders of the Company, which approval must occur at the next annual meeting of stockholders of the Company and in any event no later than twelve (12) months after the Effective Date. The Plan will terminate as provided in Section 15.

2. Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a) “Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s).

(b) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein, or in the case of an Award subject to applicable Canadian securities laws, the term “Affiliate” means, in respect of a Person: (a) another Person that is a Subsidiary of such Person; (b) another Person of which such Person is a Subsidiary and (c) another Person under common control with such Person within the meaning of National Instrument 45-106 – Prospectus Exemptions.

(c) “Applicable Exchange” means the national securities exchange or automated trading system on which the Stock is principally traded at the applicable time.

(d) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, or any other type of award permitted under this Plan.

(e) “Blackout Period” means a period of time when, pursuant to any policies of the Company or other periods as designated by the Company, designated Persons may not trade in securities of the Company.

(f) “Board” means the Board of Directors of the Company.

(g) “Business Day” means any day on which the Applicable Exchange is open for trading.

(h) “Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), as described in Section 10.

(i) “Cause” means, with respect to a Participant, one of the following, which are listed in order of priority:

(i) the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate; or if none then

(ii) the meaning given in the Award agreement; or if none then

(iii) the meaning given in the Company’s employment policies as in effect at the time of the determination (or if the determination of Cause is being made within two years following a Change of Control, the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control); or if none then

(iv) the occurrence of any of the following: (x) the repeated failure or refusal of the Participant to follow the lawful directives of the Company or an Affiliate (except due to sickness, injury or disabilities), (y) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by the Participant, which, in the good faith judgment of the Company, could result in a material injury to the Company or an Affiliate including but not limited to the repeated failure to follow the policies and procedures of the Company, or (z) the commission by the Participant of a felony or other crime, in either case involving moral turpitude, or the commission by the Participant of an act of financial dishonesty against the Company or an Affiliate.

(j) A “Change of Control” shall have the meaning given in an Award agreement, or if none, shall be deemed to exist if:

(i) a Person acquires fifty percent (50%) or more of the combined voting power of the outstanding securities of the Company having a right to vote in elections of directors; or

(ii) Continuing Directors shall for any reason (other than due to the death or permanent disability of a Continuing Director) cease to constitute a majority of the Board; or

(iii) the Company disposes of all or substantially all of the business of the Company to a party or parties other than a subsidiary or other affiliate of the Company pursuant to a partial or complete liquidation of the Company, sale of assets (including stock of a subsidiary of the Company) or otherwise; or

(iv) there is consummated a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date pursuant to express authorization by the Board) representing fifty percent (50%) or more of either the then outstanding shares of Stock or the Company or the combined voting power of the Company’s then outstanding voting securities.

For purposes of this Plan, (x) the term “Continuing Director” shall mean a member of the Board who either was a member of the Board on the Effective Date or who subsequently became a Director and whose election, or nomination for election, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office, or who subsequently became Director and whose election, or nomination for election, was approved pursuant to the Investor Rights Agreement, and (y) the term “Excluded Person” shall mean (A) the Company or its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or its subsidiaries, including, for the avoidance of doubt, one or more employee stock ownership plans, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A, and the Administrator may include such amended definition in the Award agreement issued with respect to such Award.

(k) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(l) “Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board as may be designated by the Board to possess and exercise the powers and duties of the Administrator hereunder. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.

(m) “Company” means Vintage Wine Estates, Inc., a Delaware corporation, or any successor thereto.

(n) “Consultant” means a Person (other than an employee, officer or Director of the Company or a Subsidiary) that:

(i) is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to a Subsidiary of the Company, other than services provided in relation to a distribution (as such term is defined in the Securities Act (Ontario));

(ii) provides the services under a written contract between the Company or the Subsidiary and the individual or the Company, as the case may be;

(iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or a Subsidiary of the Company; and

(iv) has a relationship with the Company or a Subsidiary of the Company that enables the individual to be knowledgeable about the business and affairs of the Company,

and includes

(v) for an individual Consultant, a corporation of which the individual Consultant is an employee or shareholder, and a partnership of which the individual Consultant is an employee or partner; and

(vi) for a Consultant that is not an individual, an employee, executive officer or director of the Consultant, provided that the individual employee, executive officer or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or a Subsidiary of the Company.

(o) “Director” means a member of the Board.

(p) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(q) “Effective Date” means the day the Board adopts the Plan.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(s) “Fair Market Value” of the Shares on any date means either (i) the closing market price at the time of the grant of the Award, or (ii) the volume-weighted average trading price of the Stock on the Applicable Exchange, for the five trading days before the relevant date, or if there is no reported sale price at which the Stock traded on the Applicable Exchange during such period, the average of the closing bid and ask prices (on the Applicable Exchange with the narrowest such bid-ask spread) for the trading day immediately before the relevant date; provided that, if the Board or the Committee does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing market price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined. If the Stock is not traded on an established stock exchange, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria.

(t) “Insider” means: (a) a Director or senior officer of the Company, (b) a Director or senior officer of a company that is an Insider or Subsidiary of the Company; (c) a Person that beneficially owns or controls, directly or indirectly, non-debt securities of the Company carrying a voting right either under all circumstances or under some circumstances that have occurred and are continuing, which voting securities carry more than 10% of the voting rights attached to all outstanding non-debt securities of the Company carrying a voting right either under all circumstances or under some circumstances that have occurred and are continuing, or (d) the Company itself if it holds any of its own securities.

(u) “Investor Rights Agreement” means the Investor Rights Agreement ancillary to the Transaction Agreement dated February 3, 2021 among Bespoke Capital Acquisition Corp., a special purpose acquisition corporation incorporated under the Laws of the Province of British Columbia, VWE Acquisition Sub Inc., a Delaware corporation, Vintage Wine Estates, Inc., a California corporation, and, solely for certain limited purposes, Sponsor Capital LP, a Cayman Islands limited partnership, and, solely for certain other limited purposes, Darrell D. Swank, as such Investor Rights Agreement may be amended or restated from time to time.

(v) “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(w) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(x) “Participant” means an individual selected by the Administrator to receive an Award.

(y) “Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its

Subsidiaries, Affiliates or other business units with respect to the following measures: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; Fair Market Value; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance Goals may also relate to a Participant’s individual performance.

The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.

(z) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

(aa) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(bb) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(cc) “Plan” means this Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan, as it may be amended or restated from time to time.

(dd) “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(ee) “Restricted Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share.

(ff) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(gg) “Security Based Compensation Arrangement” means an option, option plan, security based appreciation right, employee unit purchase plan, restricted, performance of deferred unit plan, long-term incentive plan or any other compensation or incentive mechanism, in each case, involving the issuance or potential issuance of Shares to one or more directors or officers of the Company or a Subsidiary of the Company, current or past full-time or part-time employees of the Corporation or a Subsidiary of the Company, Insiders or Consultants of the Company or any Subsidiary of the Company including a Share purchased from treasury by one or more officers, directors or officers of the Company or any Subsidiary of the Company, current or past full-time or part-time employees of the Company or a Subsidiary of the Company, Insiders or Consultants of the Company or a Subsidiary of the Company which is financially assisted by the Company or a Subsidiary of the Company by way of a loan, guarantee or otherwise, but a Security Based Compensation Arrangement does not include an arrangement that does not involve the issuance from treasury or potential issuance from treasury of Shares or other equity securities of the Company.

(hh) “Share” means a share of Stock.

(ii) “Stock” means the common stock of the Company.

(jj) “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(kk) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any Consultant; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5. Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(f)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of 11,200,000 Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b) Depletion and Replenishment of Shares Under this Plan.

(i) The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. Notwithstanding the foregoing, if permitted by the rules of an Applicable Exchange, an Award that may be settled solely in cash at the time of grant shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

(ii) To the extent (A) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (B) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (C) Shares are forfeited under an Award, (D) an Award is exercised on a cashless basis such that the number of Shares issuable on exercise or settlement of an Award is reduced by such amount of Shares as have an aggregate Fair Market Value equal to the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right or (E) the number of Shares issuable on exercise or settlement of an Award are reduced by such amount of Shares as have an aggregate Fair Market Value equal to federal, state or local tax withholding obligations in order to such satisfy federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (D) or (E) may not be issued pursuant to incentive stock options.

(c) Insider Participation Limits.

(i) The maximum number of Shares issuable under this Plan and any other Security Based Compensation Arrangement to Insiders at any time may not exceed in the aggregate 10% of the shares of Stock outstanding.

(ii) The maximum number of Common Shares issued under this Plan and any other Security Based Compensation Arrangement to Insiders within any one-year period may not exceed in the aggregate 10% of the shares of Stock outstanding.

7. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant, provided that if the expiry date of an Option would fall within a Blackout Period, the expiry date will automatically be extended to the date that is 10 Business Days after the date when the Blackout Period ends; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (i) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (ii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (iii) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (iv) by any combination of (i), (ii) and/or (iii). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant;

(d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.

9. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; provided that no dividends or Dividend Equivalent Units shall be paid on Performance Shares or Performance Units prior to their vesting.

10. Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

11. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in connection with another Award shall provide for payment prior to the date such Award vests or is earned, as applicable.

12. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

13. Discretion to Accelerate Vesting. The Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability (as defined by the Administrator), retirement, or termination without cause, or as provided in Section 17(c) or upon any other event as determined by the Administrator in its sole and absolute discretion.

14. Transferability. Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

15. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan, after the tenth (10th) anniversary of the Effective Date.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporation law, or (C) any other applicable law;

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law;

(iii) stockholders must approve an amendment that would diminish the protections afforded by Section 15(f); and

(iv) stockholders must approve:

(A) any amendment to the maximum number of Shares specified in Section 6(a), except as permitted by Section 17 or a change from a fixed maximum number of Shares to a fixed maximum percentage of Shares;

(B) amendments to remove or increase the insider participation limits in Section 6(c);

(C) amendments to extend the term of an Award held by an Insider beyond the original expiry date, except as provided in Section 7;

(D) amendments to the transferability or assignability of an Award pursuant to Section 14;

(E) subject always to Section 15(f), any amendment that would reduce the exercise price of an Option; and

(F) amendments to the amendment provisions in this Section 15(b)(iv).

Without limiting Section 15(b), but subject to Sections 15(b)(i), 15(b)(ii), 15(b)(iii) and 15(b)(iv), the Board may make the following types of changes or amendments to this Plan or any Award or Award agreement without seeking stockholder approval:

(i) amendments of a “housekeeping” or administrative nature, including any amendment to cure any ambiguity, error or omission in this Plan or any Award agreement or to correct or supplement any provision of this Plan or any award Agreement that is inconsistent with any other provision of this Plan or other Award agreement;

(ii) amendments necessary to comply with applicable laws or regulations, including the listing requirements of any principal securities exchange or market on which the Shares are then traded;

(iii) amendments necessary for this Plan or any Awards to comply with or to qualify for favourable treatment under applicable tax laws or regulations;

(iv) amendments to, or waivers of, the vesting provisions or other conditions of this Plan or any Award;

(v) amendments to the termination or early termination provisions of any Award (including any Award held by an Insider) that does not entail an extension beyond the original expiry date of that Award;

(vi) amendments to change any restrictions on the entitlement to or eligibility for Awards;

(vii) amendments or changes to the process by which any Participant is entitled to exercise any Award, including to the form of notice of exercise of any Award, and the place where those notices are to be delivered; and

(viii) amendments necessary to suspend or terminate this Plan or any Award agreement or Award.

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 15(f) and subject to the requirements of this Plan and the listing requirements of any principal securities exchange or market on which the Shares are then traded, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of a material Company policy, any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

16. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:

(i) If cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;

(ii) If Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or

(iii) Deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17. Adjustment and Change of Control Provisions.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger, amalgamation or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property (including a spin-off transaction); (iii) the Company shall effect a special or extraordinary distribution (other than distributions or cash dividends in the ordinary course) of the Company’s assets to stockholders; (iv) the Company is involved in a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (v) any other event shall occur, which, in the case of this clause (v), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan and in accordance with the listing requirements of any principal securities exchange or market on which the Shares are then traded, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Effect of Change of Control. Upon a Change of Control, except to the extent an agreement between the Company and a Participant provides for a more favorable result to the Participant or the Administrator determines otherwise, outstanding Awards will be treated as follows:

(i) To the extent the portion of the consideration paid in the Change of Control in cash or cash equivalents constitutes less than eighty percent (80%) of the total consideration paid in the Change of Control, as determined by the Administrator in its discretion, and the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction, subject to the following requirements:

(A) Each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.

(B) Each outstanding Option that is then held by a Participant and that is vested with respect to fewer than fifty percent (50%) of the total Shares subject to the Option shall become vested and exercisable with respect to fifty percent (50%) of the total Shares subject to the Option as of the Change of Control.

(C) If the securities to which the Awards relate after the Change of Control are not listed and traded on a national securities exchange, then (1) the Participant shall be provided the option, upon exercise or settlement of an Award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (2) for purposes of determining such fair value, no reduction shall be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.

(D) Upon the Participant’s termination of employment (or resignation or removal or other departure from the Board in the case of a Participant who is a Non-Employee Director) within two years following the Change of Control (1) by the successor or surviving corporation without Cause, (2) by reason of death or disability, or (3) by the Participant for “good reason,” as defined in any Award agreement or any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, all of the Participant’s Awards that are in effect as of the date of such termination shall vest in full or be deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination. In the event of any other termination of employment within two years after a Change of Control that is not described herein, the terms of the Award agreement shall apply.

(ii) To the extent the portion of the consideration paid in the Change of Control in cash or cash equivalents constitutes at least eighty percent (80%) of the total consideration paid in the Change of Control, as determined by the Administrator in its discretion, or to the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not agree to assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of a Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control:

(A) Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is greater than the Change of Control Price shall be cancelled for no consideration;

(B) Restricted Stock and Restricted Stock Units (that are not Performance Awards) that are not then vested shall vest in full;

(C) All Performance Shares, Performance Units, and Cash Incentive Awards for which the performance period has expired shall be paid based on actual performance (and assuming all employment or other requirements had been met in full); and all Performance Shares, Performance Units and Cash Incentive Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the number of full months in the performance period that have elapsed as of the date of the Change of Control;

(D) All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and

(E) All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.

(d) Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel determines that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) would be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of clause (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that clause (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

18. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

VINTAGE WINE ESTATES, INC. 937 TAHOE BOULEVARD SUITE 210 INCLINE VILLAGE, NV 89451 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VWE2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vintage Wine Estates, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D60818-P64983 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VINTAGE WINE ESTATES, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. Vote on Directors For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. ELECTION OF DIRECTORS Patrick Roney Paul S. Walsh Robert L. Berner III Mark W.B. Jon Moramarco Timothy D. Proctor Lisa M. Schnorr Approval of the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan. Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. If any other matters properly come before the meeting, the proxy holders will vote the shares in their discretion. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, LLC or partnership, please sign in the entity's full name by duly authorized officer. For Against

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.D60819-P64983 VINTAGE WINE ESTATES, INC. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Patrick Roney and Eric Miller, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Vintage Wine Estates, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 a.m. Pacific Time on February 2, 2022, at www.virtualshareholdermeeting.com/VWE2022, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE